UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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EMAK WORLDWIDE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING

and

PROXY STATEMENT

2007

EMAK Worldwide, Inc.

6330 San Vicente Blvd.

Los Angeles, California 90048

EMAK WORLDWIDE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held May 31, 2007

TO THE STOCKHOLDERS OF EMAK WORLDWIDE, INC.:

Notice is hereby given that the 2007 Annual Meeting of Stockholders (the "Annual Meeting") of EMAK Worldwide, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company, located at 6330 San Vicente Blvd., Los Angeles, California 90048, on Wednesday, May 31, 2007, beginning at 10:00 a.m., local time. The Annual Meeting will be held for the following purposes:

1.	To elect six members to our Board of Directors, each for a one-year term;

2.	To consider and vote upon a proposal to amend and restate the Certificate of Designation of Series AA Preferred Stock;

3.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007; and

4.	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed April 9, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof, and only stockholders of record at the close of business on that date are entitled to such notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and at the offices of the Company for ten days prior to the Annual Meeting.

We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

TERESA L. TORMEY

Secretary

Los Angeles, California

May 4, 2007

STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF A STOCKHOLDER RECEIVES MORE THAN ONE PROXY CARD BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

EMAK WORLDWIDE, INC.

6330 San Vicente Blvd.

Los Angeles, California 90048

(323) 932-4300

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 31, 2007

INTRODUCTION

This Proxy Statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of EMAK Worldwide, Inc. (the "Company" or “EMAK”), to be voted at the 2007 annual meeting of stockholders of the Company, which will be held at the offices of the Company, located at 6330 San Vicente Blvd., Los Angeles, California 90048, on Wednesday, May 31, 2007, at 10:00 a.m., local time (the "Annual Meeting"). The purpose of the Annual Meeting and the matters to be acted upon are set forth in the following Proxy Statement. As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. A stockholder giving a proxy pursuant to the present solicitation may revoke it at any time before it is exercised by submitting a duly executed proxy bearing a later date or by delivering to the Secretary of the Company a written notice of revocation prior to the Annual Meeting, or by appearing at the Annual Meeting and expressing a desire to vote his or her shares in person. Subject to such revocation, all shares represented by a properly executed proxy card received prior to or at the Annual Meeting will be voted by the proxy holders whose names are set forth in the accompanying proxy in accordance with the instructions on the proxy card. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted "FOR" the election of the nominees for director and “FOR” each other matter set forth herein. If any other business shall properly come before the meeting, votes will be cast pursuant to said proxies in respect of any such other business in accordance with the judgment of the persons acting under said proxies.

It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy card will commence on or about May 4, 2007.

OUTSTANDING SECURITIES AND VOTING RIGHTS

Only stockholders of record at the close of business on April 9, 2007 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At that date there were 5,853,796 outstanding shares of common stock, par value $.001 per share, of the Company (the "Common Stock"), and 25,000 outstanding shares of Series AA senior cumulative convertible preferred stock, par value $.001 per share, of the Company (the "Series AA Stock"). At the Annual Meeting, each share of Common Stock will be entitled to one vote. Each share of Series AA Stock will be entitled to 111.1111 votes (which represents the number of shares of Common Stock into which each share of Series AA Stock is currently convertible), or approximately 2,777,777 votes in the aggregate. Accordingly, holders of Common Stock and Series AA Stock may cast an aggregate of 8,631,573 votes at the Annual Meeting.

The representation, in person or by properly executed proxy, of the holders of a majority of the voting power of the shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Stockholders are not entitled to cumulate their votes. Abstentions and broker non-votes (shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

Except as otherwise required by applicable law or the Company’s Certificate of Incorporation, any proposal properly presented at a meeting in which a quorum is present will be decided by the affirmative vote of the holders of a majority of each class of stock present in person or represented by proxy and entitled to vote on the proposal at that meeting. In the election of directors, holders of Common Stock are entitled to elect six directors (“Common Directors”) and the holders of the Series AA Stock, voting separately as a class, are entitled to elect two directors (“Series AA Directors”). Abstentions have the effect of votes against a proposal in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes do not have any effect for purposes of determining whether a proposal has been approved.

As of the Record Date, all of the outstanding shares of Series AA Stock are owned by Crown EMAK Partners, LLC, a Delaware limited liability company ("Crown"), representing the power to vote approximately 32.2% of the voting power of the shares of stock entitled to vote at the Annual Meeting on matters other than the election of Common Directors.

As of the Record Date, Stephen P. Robeck possessed the power to vote approximately 9.5% of the voting power of the shares of stock entitled to vote at the Annual Meeting (and 14.0% of the voting power in the election of Common Directors). The Company has been advised that Mr. Robeck intends to vote all of the shares beneficially owned by him "FOR" the election of the nominees for director set forth herein and “FOR” each of the other proposals set forth herein.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

1.	WHAT IS A PROXY?

It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Stephen P. Robeck and Teresa L. Tormey have been designated as proxies for the 2007 Annual Meeting of Stockholders for the Company’s proxy card enclosed herewith.

2.	WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

The record date for the 2007 Annual Meeting of Stockholders is April 9, 2007. The record date is established by the Board of Directors as required by Delaware law. Stockholders of record (registered stockholders and street name holders) at the close of business on the record date are entitled to:

(a)	receive notice of the meeting; and

(b)	vote at the meeting and any adjournments or postponements of the meeting.

3.	WHAT IS THE DIFFERENCE BETWEEN A REGISTERED STOCKHOLDER AND A STOCKHOLDER WHO HOLDS STOCK IN STREET NAME?

—	If your shares of stock are registered in your name on the books and records of our transfer agent, you are a registered stockholder.

—

If your shares of stock are held for you in the name of your broker or bank, your shares are held in street name. The answer to Question 11 describes brokers’ discretionary voting authority and when your bank or broker is permitted to vote your shares of stock without instructions from you.

4.	WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

(a)

In Writing: All stockholders of record can vote by mailing in their completed proxy card (in the case of registered stockholders) or their completed vote instruction form (in the case of street name holders).

(b)	In Person: All stockholders may vote in person at the meeting (unless they are street name holders without a legal proxy).

5.	HOW CAN I REVOKE A PROXY?

You can revoke a proxy prior to the completion of voting at the meeting by:

(a)	giving written notice to the Secretary of the Company;

(b)	delivering a later-dated proxy; or

(c)	voting in person at the meeting.

6.	WHAT ARE THE VOTING CHOICES WHEN VOTING ON COMMON DIRECTOR NOMINEES, AND WHAT VOTE IS NEEDED TO ELECT COMMON DIRECTORS?

When voting on the election of Common Directors, stockholders may:

(a)	vote in favor of all nominees;

(b)	vote to withhold votes as to all nominees; or

(c)	withhold votes as to specific nominees.

Common Directors will be elected by a majority of the shares of Common Stock presented and represented at the meeting. The Board recommends a vote “FOR” all of the nominees listed on the Company’s proxy card.

7.	WHAT ARE THE VOTING CHOICES WHEN VOTING ON EACH OF THE OTHER PROPOSALS TO BE PRESENTED AT THE MEETING, AND WHAT VOTE IS NEEDED TO APPROVE EACH OF THE OTHER PROPOSALS?

A separate vote will be held on each of the other proposals described in this proxy statement to be presented at the meeting. When voting on each of the proposals, stockholders may:

(a)	vote in favor of the proposal;

(b)	vote against the proposal; or

(c)	abstain from voting on the proposal.

A proposal will be approved if the votes cast “FOR” the proposal constitute a majority of each class of stock present in person or represented by proxy and entitled to vote on the proposal at the meeting. The Board recommends a vote “FOR” each of the proposals.

8.	WHAT IF A STOCKHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

Stockholders should specify their choice for each proposal on the enclosed proxy. If no specific instructions are given, proxy cards which are signed and returned will be voted FOR the election of all of the Company’s director nominees, FOR the proposal to ratify the selection of Deloitte & Touche LLP, and FOR each of the other proposals recommended by our Board.

9.	WHO IS ENTITLED TO VOTE?

You may vote if you owned stock as of the close of business on April 9, 2007. Each share of Common Stock is entitled to one vote. As of April 9, 2007, we had 5,853,796 shares of Common Stock outstanding. In addition, the holders of Series AA Stock are entitled to cast 2,777,777 votes.

10.	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If you receive more than one proxy card, it means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004 or you can reach Continental at (212) 509-4000.

11.	WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

If your shares are registered in your name, they will not be voted unless you submit your proxy card, or vote in person at the meeting. If your shares are held in street name, your bank, brokerage firm or other nominee, under certain circumstances, may vote your shares.

Brokerage firms, banks and other nominees may vote customers’ unvoted shares on “routine” matters. Generally, a broker may not vote a customer’s unvoted shares on non-routine matters without instructions from the customer and must instead submit a “broker non-vote.” A broker non-vote is counted toward the shares needed for a quorum, but it is not counted in determining whether a matter has been approved.

12.	ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting. Consequently, if you abstain from voting on a proposal, your abstention will have the same effect as a vote against the proposal. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal. Your broker will have discretionary authority to vote your shares on Proposal 1 and Proposal 3 set forth in this Proxy Statement, both of which are routine matters.

13.	HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

To hold the meeting and conduct business, a majority of our outstanding voting shares as of April 9, 2007 must be present at the meeting. On this date, a total of 5,853,796 shares of common stock were outstanding and entitled to vote and the holders of Series AA stock were entitled to cast 2,777,777 votes. Thus, an aggregate of 8,631,573 votes may be cast at the meeting. Shares representing a majority, or 4,315,787 votes, must be present. This is called a quorum.

Votes are counted as present at the meeting if the stockholder either:

(a) Is present and votes in person at the meeting, or

(b) Has properly submitted a proxy card.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as to the shares of Common Stock and Series AA Stock owned as of April 9, 2007 by (i) each person known to the Company to be the beneficial owner of more than 5% of the Common Stock and Series AA Stock; (ii) each director and nominee for director; (iii) each current executive officer of the Company named in the Summary Compensation Table included under "Executive Compensation and Related Matters" (collectively, the "Named Executive Officers"); and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated in the footnotes following the table, the persons as to whom the information is given had sole voting and investment power over the shares of Common Stock and Series AA Stock shown as beneficially owned by them, subject to community property laws where applicable. Unless otherwise indicated, the address of each person shown is c/o EMAK Worldwide, Inc., 6330 San Vicente Blvd., Los Angeles, California 90048.

	Common Stock		Series AA Stock
Name and Address of Beneficial Owner	Amount Beneficially Owned (1)	Percent of Class (1)	Amount Beneficially Owned (1)	Percent of Class (1)
Crown EMAK Partners, LLC (2)	3,694,443	38.7%	25,000	100.0%
Peter Ackerman (2)	3,694,443	38.7%	25,000	100.0%
Donald A. Kurz	1,444,273	24.7%
Stephen P. Robeck (3)	871,738	14.8%
Heartland Advisors, Inc. (4)	780,783	13.3%
Rutabaga Capital Management (5)	710,826	12.1%
Gruber & McBaine Capital Management LLC (6)	496,763	8.5%
James L. Holbrook, Jr. (3)	412,948	6.6%
Kim H. Thomsen (3)	181,807	3.0%
Jonathan Banks (3)	58,327	1.0%
Alfred E. Osborne (3)	55,899	*
Howard D. Bland (3)	50,229	*
Roy Dar (3)	19,437	*
Teresa L. Tormey (3)	14,750	*
Jeffrey S. Deutschman (2)(3)	13,470	*
Charles H. Rivkin (3)	12,997	*
Daniel W. O'Connor (3)	8,583	*
E. Shannon Brown (3)	4,300	*
Duane V. Johnson (3)	2,625	*
Michael W. Sanders (3)	2,450	*
Peter Boutros	-	*

Executive Officers and Directors as a Group	1,709,560	25.6%
(15 persons)(7)

* Less than one percent.

(1)

In accordance with Rule 13d-3(d)(1)(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shares beneficially owned at any date include shares issuable upon the exercise of options, warrants, rights or conversion privileges within 60 days of that date. For the purpose of computing the percentage of outstanding shares beneficially owned by a particular person, any securities not outstanding which are subject to options, warrants, rights or conversion privileges exercisable by that person within 60 days of April 9, 2007 have been deemed to be outstanding, but have not been deemed outstanding for the purpose of computing the percentage of the class beneficially owned by any other person.

(2)

As reported on a Schedule 13D dated April 10, 2000 (as amended April 19, 2002, April 2, 2004 and July 5, 2006) and filed with the Securities and Exchange Commission (the "Commission") by Crown EMAK Partners, LLC (“Crown”), Peter Ackerman, and related parties. Mr. Deutschman is a manager of Crown. The address of Mr. Deutschman and Crown is 660 Madison Avenue, 15th Floor, New York, New York 10021. The address of Peter Ackerman is 1919 Pennsylvania Avenue NW, Suite 725, Washington, DC 20006. Peter Ackerman may be deemed to have shared power to vote or direct the vote, and to dispose or direct the disposition of the shares of Series AA Stock. As of the record date, each share of Series AA Stock was convertible into 111.1111 shares of Common Stock, representing 2,777,777 shares of Common Stock in the aggregate. As of the record date, Crown also held warrants to purchase 916,666 shares of Common Stock.

(3)

Includes shares which the following officers and directors have the right to acquire by exercise of vested options within 60 days following April 9, 2007 and the number of shares underlying restricted stock units that vest within 60 days following April 9, 2007: Mr. Robeck, 55,000; Mr. Holbrook, 398,148; Ms. Thomsen, 161,625; Mr. Banks, 39,500; Mr. Osborne, 49,904; Mr. Bland, 42,029; Mr. Dar, 19,237; Ms. Tormey 13,750; Mr. Deutschman, 13,470; Mr. Rivkin, 10,497; Mr. O’Connor, 7,583; Ms. Brown, 4,000; Mr. Johnson, 2,625; and Mr. Sanders, 2,250.

(4)

As reported on a Schedule 13F as of December 31, 2006 and filed with the Commission by Heartland Advisors, Inc. The address of Heartland Advisors, Inc. is 789 North Water Street, Milwaukee, Wisconsin 53202.

(5)

As reported on a Schedule 13G as of December 31, 2006 and filed with the Commission by Rutabaga Capital Management LLC. The address of Rutabaga Capital Management LLC is 64 Broad Street, 3rd Floor, Boston, Massachusetts 02109.

(6)

As reported on a Schedule 13F as of December 31, 2006 and filed with the Commission by Gruber & McBaine Capital Management LLC. The address of Gruber & McBaine Capital Management LLC is 50 Osgood Place, Penthouse, San Francisco, California 94133.

(7)

The amount stated includes an aggregate of 630,493 shares of Common Stock, which may be acquired upon the exercise of options within 60 days following April 9, 2007, as well as shares underlying restricted stock units that vest within 60 days following April 9, 2007.

PROPOSAL 1: ELECTION OF DIRECTORS

Election of Series AA Directors. Pursuant to the Certificate of Incorporation of the Company and the Certificate of Designation of the Series AA Stock, the holders of the Series AA Stock, voting as a separate class, are entitled to elect two Series AA Directors except (i) if the number of Common Directors exceeds seven or (ii) in situations involving a potential Change of Control (as defined in the Certificate of Designation) at a time when the total number of directors (inclusive of Common Directors and Series AA directors) exceeds eight, in either of which instances the holders of the Series AA Stock would be permitted to elect three directors. Proxies for the Series AA Directors are not being solicited; the Series AA Stock will be voted by written ballot or unanimous written consent at the Annual Meeting. Crown, the holder of the Series AA Stock, has advised the Company that Jeffrey S. Deutschman will be nominated for election as a Series AA Director for a term commencing on the date of the Annual Meeting and continuing until the next annual meeting of stockholders and until his successor has been duly elected and qualified.

Election of Common Directors. The holders of the Common Stock, voting separately as a class, elect the Common Directors. Six Common Directors are to be elected at the Annual Meeting. All nominees have advised the Company that they are able and willing to serve as directors. However, if any nominee is unable to or for good cause will not serve, the persons named in the accompanying proxy will vote for any other person nominated by the Board of Directors.

Except as set forth below, no arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee. The Company has agreed to use its best efforts to have its Chief Executive Officer, James L. Holbrook, Jr., elected as a director of the Company.

The Board of Directors Recommends a Vote "FOR" the Election

of the Nominees Listed Below.

The following table sets forth the names and ages of the nominees of the Board of Directors for election as Common Directors.

Name	Age	Director Since

Stephen P. Robeck	58	1989
James L. Holbrook, Jr.	47	2005
Howard D. Bland	63	2003
Daniel W. O’Connor	51	2006
Alfred E. Osborne, Jr.	62	2000
Charles H. Rivkin	45	2006

Stephen P. Robeck has been an EMAK director since 1989 and was named non-executive Chairman in February 2005. From May 2005 to November 2005, at the request of the Board of Directors, Mr. Robeck also served as interim-CEO of the Company. From January 1999 through December 2001, Mr. Robeck served as a consultant to the Company. He was elected Chairman and Co-CEO in September 1991 and served in that role through December 1998. Between 1987 and September 1991, he served as Chief Operating Officer. Mr. Robeck received his bachelor's degree from Lake Forest College.

James L. Holbrook, Jr. joined EMAK in November 2005 and is currently our Chief Executive Officer and a member of our Board of Directors. Prior to joining EMAK, Mr. Holbrook was President and CEO for a portfolio of agencies at the Interpublic Group, one of the world’s largest advertising and marketing holding companies. From 1996 to 2004, Mr. Holbrook was CEO and part owner of Zipatoni, a marketing agency, which was sold to Interpublic in 2001. From 1984 to 1996 he held various sales and marketing posts with Ralston Purina Co. and from 1981 to 1984 was in brand management at Procter & Gamble. Mr. Holbrook has a master of business administration from Washington University and a bachelor of science in economics and philosophy from Vanderbilt University.

Howard D. Bland, a retired audit engagement partner of KPMG LLP, has been an EMAK director since April 1, 2003. Mr. Bland’s professional career with KPMG LLP spanned from 1965 to July 2002, and included service as the Managing Partner of both the Ontario, California and Orange County, California offices of KPMG LLP. From 1976 to July 2002, he served as an audit engagement partner for both public and private clients involved in international trade, restaurants, high technology, manufacturing, distribution and finance. Mr. Bland has served as Vice President, Treasurer and Member of the Board of Directors and Executive Committee of the California Society of Certified Public Accountants. Mr. Bland holds a bachelor’s degree from Mississippi State University and is a Certified Public Accountant.

Daniel W. O’Connor is President and Chief Executive Officer of Retail Network Group, an advisory firm that supports venture and private equity investments in partnership with leading private equity and venture firms. He has been an EMAK director since February 2006. Mr. O’Connor is also the founder and non-executive Chairman of Management Ventures, Inc. Under his leadership, MVI became the leading research firm following the world’s largest retailers. Its clients include many of the world’s largest advertisers, including Procter & Gamble, Coca-Cola, Hewlett-Packard and Anheuser-Busch. Earlier, Mr. O’Connor was a National Director of Consumer Products and Retail Consulting and a Senior Audit Manager at Deloitte & Touche. He holds a bachelor of science in accounting and economics from Clarkson University and is a certified public accountant.

Alfred E. Osborne, Jr. is the Senior Associate Dean of the UCLA Anderson School of Management (the “Anderson School”) and the founder and director of the Harold Price Center for Entrepreneurial Studies at the Anderson School. He has been an EMAK director since December 2000. Dr. Osborne joined UCLA in 1972, serves as a management professor and has served as an Associate Dean and the Director of the MBA program at the Anderson School. During that time, he was also the Brookings Institution Economic Policy Fellow at the Securities and Exchange Commission. He is currently on the boards of Kaiser Aluminum and K2, Inc., and is a director of First Pacific Advisors’ New Income, Capital and Crescent Funds. Dr. Osborne holds a doctorate in business-economics, a master's in business administration, a master's in economics and a bachelor's degree all from Stanford University.

Charles H. Rivkin is the President and Chief Executive Officer of Wild Brain, Inc., an award-winning animation studio that develops and produces content for the global film, television and commercials markets. Prior to joining Wild Brain, Inc. in September 2005, Mr. Rivkin was President and CEO for the Jim Henson Company. Having joined the Jim Henson Company in 1988 as Director of Strategic Planning, he later served as President and Chief Operating Officer from 1995 to 2000. Under his leadership, the company formed numerous joint ventures with TV and movie studios and alliances with theme parks and home entertainment labels. Ultimately he negotiated the successful sale of the company to EM.TV in 2000. Later he helped the Henson family repurchase the company and sell the primary assets to The Walt Disney Company in 2004. Mr. Rivkin began his career in 1984 as a financial analyst in mergers and acquisitions with Salomon Brothers, Inc. He holds a master’s in business administration from Harvard Business School and a bachelor’s degree from Yale University.

Series AA Director

Jeffrey S. Deutschman, 50, has been a Managing Director of Crown Capital Group since 1997. He has been an EMAK director since March 2000. Prior to joining Crown, he was a Partner at Aurora Capital Partners, a leveraged buyout fund, from 1992 through 1995, a Partner at Deutschman, Clayton & Company, an investment firm engaged in management buyout transactions, from 1987 through 1991, and a Principal at Spectrum Group, Inc., which specialized in leveraged acquisitions, from 1981 through 1986. In January 2002, Mr. Deutschman was appointed Interim President of Davidson Cotton Holdings and its subsidiary Davidson Cotton Company, which made an assignment for the benefit of creditors on December 31, 2002. Mr. Deutschman received a master's in business administration from the UCLA Anderson School of Management and his bachelor's degree from Columbia University.

THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Company’s Board of Directors is responsible for establishing broad corporate policies and for overseeing the overall management of the Company. In addition to considering various matters, which require Board approval, the Board provides advice and counsel to, and ultimately monitors the performance of, the Company’s senior management.

There are three committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Corporate Governance/Nominating Committee. Copies of the committee charters can be found on the Corporate Governance page on the Company’s website at www.emak.com (information on our website does not constitute part of this proxy statement).

The Board, its committees and the Company’s management strive to perform and fulfill their respective duties and obligations in a responsible and ethical manner. The Board and the Audit, Compensation and Corporate Governance/Nominating Committees each perform annual self-evaluations. The Company has adopted a comprehensive Policy on Business Conduct for all directors, officers and employees. The Policy on Business Conduct can also be found on the Company’s website.

During 2006, the Board of Directors met or acted by written consent eleven times. Each incumbent director nominated for election attended more than 75% of the Board of Directors meetings and the meetings of Board committees on which he served. While the Company does not have a formal policy requiring members of the Board to attend the Annual Meeting of Stockholders, the Company strongly encourages all directors to attend. All of the incumbent members of the Board of Directors standing for election were present at the 2006 Annual Meeting.

Committees of the Board

Audit Committee. The Board has an Audit Committee comprised of three non-employee directors, Howard D. Bland (Chair), Alfred E. Osborne, Jr. and Daniel W. O’Connor. Mr. Bland was appointed to the Audit Committee in April 2003, Dr. Osborne was appointed in December 2000 and Mr. O’Connor was appointed in April 2006. Each member of the Audit Committee is independent under applicable Nasdaq rules. The Board of Directors has determined that Mr. Bland qualifies as an “audit committee financial expert.” The Audit Committee conducted four formal meetings in 2006, in addition to quarterly conference calls with our independent registered public accounting firm in advance of each earning release and annual or quarterly report filing.

The Audit Committee functions pursuant to a written Charter that was originally adopted by the Board in 2000, and which was amended in 2001 and in 2004. The Audit Committee has such powers as may be assigned to it by the Board from time to time. The Audit Committee is currently charged with, among other things:

•	recommending to the Board of Directors the engagement or discharge of our independent public accountants, including pre-approving all audit and non-audit related services;
•

the appointment, compensation, retention and oversight of the work of the independent auditor engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Company;

•

establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

•	approving the scope of the financial audit;
•	requiring the rotation of the lead audit partner;
•	consulting regarding the completeness of our financial statements;
•	reviewing changes in accounting principles;

•	reviewing the audit plan and results of the auditing engagement with our independent registered public accounting firm and with the officers of the Company;
•	reviewing with the officers of the Company, the scope and nature and adequacy of EMAK’s internal accounting and other internal controls and procedures;
•	reviewing the adequacy of the Audit Committee Charter at least annually;
•	meeting with our Internal Auditor on a regular basis;
•	performing an internal evaluation of the Audit Committee on an annual basis; and
•	reporting to the Board of Directors on the Audit Committee’s activities, conclusions and recommendations.

Compensation Committee. The Board has a Compensation Committee comprised of three non-employee directors, Alfred E. Osborne, Jr. (Chair), Howard D. Bland and Charles H. Rivkin. Mr. Bland was appointed to the Compensation Committee in March 2005. Dr. Osborne and Mr. Rivkin were appointed to the Compensation Committee in May 2006. Each member of the Compensation Committee is independent under applicable Nasdaq rules. The Compensation Committee conducted four formal meetings in 2006 and met and conferred on an informal basis on numerous occasions.

The Compensation Committee functions pursuant to a written Charter that was adopted by the Board in February 2004 and amended in September 2005. The Compensation Committee has such powers as may be assigned to it by the Board from time to time. It is currently charged with, among other things, assisting the Board in:

•	approving and evaluating the compensation of directors and executive officers;
•	reviewing strategies and compensation policies and programs for employees of the Company to provide incentives for delivery of value to the Company’s shareholders;
•

reviewing policies to hire and retain senior executives, with the objective of aligning the compensation of senior management with the business of the Company and the interests of the Company’s shareholders;

•	together with management, surveying the amount and types of executive compensation paid by comparable companies, and engaging consultants as necessary to assist them;
•	periodically reviewing corporate goals and objectives relevant to executive compensation and making recommendations to the Board for changes;
•

assisting management in evaluating each executive officer’s performance in light of corporate goals and objectives, and recommending to the Board (for approval by the independent directors) the executive officers’ compensation levels based on this evaluation;

•

overseeing the Company’s stock option plan or other stock-based plans with respect to the Company’s executive officers and employee Board members, who are subject to the short-swing profit restrictions of Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16 executives”);

•	reviewing the overall performance of the Company’s employee benefit plans and making recommendations to the Board regarding incentive-compensation plans and equity-based plans;
•	together with the Corporate Governance/Nominating Committee, reviewing and making recommendations to the independent directors of the Board regarding the form and amount of director compensation;
•	together with the Corporate Governance/Nominating Committee, developing criteria to assist the Board’s assessment of the Chief Executive Officer’s leadership of the Company;
•	ensuring that the compensation policies of the Company meet or exceed all legal and regulatory requirements and any other requirements imposed on the Company by the Board; and
•	producing an annual report on executive compensation for inclusion in the Company’s proxy statement.

In general, the Compensation Committee formulates and recommends compensation policies for Board approval, oversees and implements these Board-approved policies, and keeps the Board apprised of its activities on a regular basis. In addition, the Compensation Committee, together with the Corporate Governance/Nominating Committee, develops criteria to assist the Board’s assessment of the Chief Executive Officer’s leadership of the Company. The Compensation Committee also prepares a report on executive compensation for inclusion in the annual proxy statement and reviews and discusses the Compensation Discussion and Analysis with management and recommends its inclusion in the annual proxy statement. The Report of the Compensation Committee is on page 15 of this Proxy Statement.

Corporate Governance/Nominating Committee. The Board has a Corporate Governance/ Nominating Committee comprised of three non-employee directors, Stephen P. Robeck (Chair), Daniel W. O’Connor and Charles H. Rivkin. Mr. Robeck has served on the Corporate Governance/Nominating Committee since it was established in March 2003. Mr. O’Connor and Mr. Rivkin were appointed in May 2006. Each member of the Corporate Governance/Nominating Committee is independent under applicable Nasdaq rules. The Corporate Governance/Nominating Committee conducted three formal meetings in 2006 and met and conferred on an informal basis on numerous occasions. The Chair of the Corporate Governance/Nominating Committee, Mr. Robeck, also serves as the Chairman of the Board of Directors. The independent directors meet in executive session on a regular basis.

The Corporate Governance/Nominating Committee functions pursuant to a written Charter that was adopted by the Board in February 2004 and amended in September 2005. The Corporate Governance/Nominating Committee has such powers as may be assigned to it by the Board from time to time. It is currently charged with, among other things, assisting the Board in:

•	identifying individuals qualified to become Board members and recommending that the Board select a group of director nominees for each next annual meeting of the Company's stockholders;
•	ensuring that the Audit, Compensation and Corporate Governance/ Nominating Committees of the Board shall have the benefit of qualified and experienced "independent" directors;
•

developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company, and reviewing and reassessing the adequacy of such guidelines annually and recommending to the Board any changes deemed appropriate;

•	periodically reviewing the charters of all Board committees and recommending to the committees and Board any changes deemed appropriate;
•	developing policies on the size and composition of the Board;
•	conducting annual evaluations of the performance of the Board, committees of the Board and individual directors;
•	reviewing conflicts of interest and the independence status of directors;
•	together with the Compensation Committee, reviewing and making recommendations to the independent directors of the Board regarding the form and amount of director compensation;
•	reviewing the structure of senior staffing of the Company and management succession plans with the Chief Executive Officer;
•	together with the Compensation Committee, developing criteria to assist the Board’s assessment of the Chief Executive Officer’s leadership of the Company; and
•	generally advising the Board (as a whole) on corporate governance matters.

Selection of Nominees for the Board of Directors

The Corporate Governance/Nominating Committee is responsible for evaluating potential candidates to serve on the Company’s Board of Directors, and for selecting nominees to be presented for election to the Board by the holders of Common Stock at the Company’s Annual Meeting of Stockholders. In evaluating potential director candidates, the Corporate Governance/Nominating Committee considers the skills and characteristics possessed by each candidate in the context of the perceived needs of the Board at that point in time. Among the factors considered by the Corporate Governance Committee in considering a potential nominee are the following:

•	the nominee’s independence;

•	the nominee’s relevant professional skills and depth of business experience;
•	the nominee’s character, judgment, and personal and professional integrity;
•	the nominee’s ability to read and understand corporate financial statements;
•	the nominee’s willingness to commit sufficient time to attend to his or her duties and responsibilities as a member of the Board;
•	the nominee’s qualifications for membership on certain committees of the Board;
•	any potential conflicts of interest involving the nominee; and
•	the make-up and diversity of the Company’s existing Board.

In identifying potential candidates for the Board, the Committee relies on recommendations from a number of possible sources, including current directors and officers. The Corporate Governance/ Nominating Committee may also retain outside consultants or search firms to help in identifying potential candidates for membership on the Board.

The Corporate Governance/Nominating Committee will consider any written suggestions of stockholders for director nominations. The recommendation must include the name and address of the candidate, a brief biographical description and a description of the person’s qualifications. Recommendations should be mailed to EMAK Worldwide, Inc., 6330 San Vicente Blvd., Los Angeles, CA 90048, Attn: Teresa L. Tormey, Secretary. The Corporate Governance/Nominating Committee will evaluate in the same manner candidates suggested in accordance with this policy and those recommended by other sources. The Committee has full discretion in considering all nominations to the Board of Directors. Stockholders who would like to nominate a candidate for director must comply with the requirements described in the Company’s Proxy Statement and Bylaws. See “Deadline for Future Proposals of Stockholders” below.

Director Compensation Overview

Cash Compensation.  Directors who are not employees of the Company or its subsidiaries ("non-employee directors") currently receive (i) base director compensation of $22,000 per annum, payable quarterly; (ii) Board meeting fees of $1,250 per regular meeting attended in person and $600 per meeting attended by telephone; (iii) Committee chair fees of $5,000 per annum, payable quarterly; and (iv) Committee meeting fees of $500 per regular meeting attended in person or by telephone. Directors have the option to receive all of their compensation in the form of restricted stock units instead of cash. Restricted stock units issued in lieu of cash compensation are issued quarterly based upon the average closing price of the Company’s Common Stock over the last ten trading days of the calendar quarter.

During his term as interim-CEO, Stephen P. Robeck received base salary at an annual rate of $350,000 as well as health and welfare benefits and perquisites in accordance with the Company’s standard program for executive officers. Upon returning to his non-executive Chairman role following the appointment of Jim Holbrook as Chief Executive Officer in November 2005, Mr. Robeck’s compensation returned to an annual fee of $300,000 plus $50,000 in non-accountable expenses. Commencing January 1, 2006, Mr. Robeck’s compensation was reduced to an annual fee of $250,000. Mr. Robeck also received $12,500 in non-accountable expenses in the first quarter of 2006, to cover temporary housing costs, which was not continued beyond March 31, 2006. As of April 1, 2006, Mr. Robeck’s compensation was further reduced to an annual fee of $200,000. As of October 1, 2006, Mr. Robeck’s compensation was reduced to its current level of $150,000 per annum. Mr. Robeck’s compensation will continue to be subject to periodic review and adjustment based upon the level of service required by the Company from time to time.

Directors who are employees of the Company or its subsidiaries serve as directors without compensation. The Series AA Directors, with the exception of Mr. Deutschman (who does receive compensation on the same basis as our non-employee directors), also serve without compensation; provided, however, that they are eligible for equity compensation on the same terms and conditions as the Company's other non-employee directors.

Equity Compensation. Non-employee directors are eligible to receive equity compensation under the 2004 Non-Employee Director Stock Incentive Plan. This Plan provides for the annual grant of equity-based incentive awards. Awards may consist of stock options, restricted stock grants or restricted stock units. The annual awards under this plan are currently set at 7,000 restricted stock units per director service year. Annual awards are generally established by the Board of Directors (or by a committee thereof) at its first meeting following the annual meeting of stockholders each year.

2006 Director Compensation

The following table shows the compensation of the Company’s non-employee directors for services in all capacities to the Company in 2006, except as otherwise indicated:

Name	Fees Earned or Paid in Cash ($) (1)	Stock Award(s) ($) (2) (3)	Option Awards ($) (4)	All Other Compensation ($) (5)	Total ($)

Howard D. Bland	36,000	36,522	-	-	72,522
Jeffrey S. Deutschman	27,000	51,016	-	-	78,016
Daniel W. O’Connor	23,250	29,367	-	-	52,617
Alfred E. Osborne, Jr.	36,000	53,262	-	-	89,262
Charles H. Rivkin	15,500	29,764	-	-	45,264
Stephen P. Robeck	200,000	-	-	12,500	212,500

_______________

(1)

As of July 1, 2006, the Company’s directors had the option to receive all of their compensation in the form of restricted stock units (RSUs) instead of cash. RSUs issued in lieu of cash compensation are issued quarterly based upon the average closing price of the Company’s Common Stock over the last ten trading days of the calendar quarter. Messrs. Bland, Deutschman, Osborne and Rivkin are currently receiving RSUs in lieu of cash compensation.

(2)

Represents the amount recognized for financial statement reporting purposes for 2006 in respect of outstanding restricted stock unit awards in accordance with SFAS 123(R), excluding estimates of forfeitures in the case of awards with service-based vesting conditions. The assumptions made in valuing awards reported in this column are discussed in Note 1, “Accounting Policies—Share Based Compensation” and Note 8, “Equity Compensation Plans” to the Company’s consolidated financial statements include in its annual report for the year ended December 31, 2006.

(3)

As of December 31, 2006, outstanding RSUs held by each of the Company’s non-employee directors were as follows: Mr. Bland, 10,824; Mr. Deutschman, 12,712; Mr. O’Connor, 8,167; Dr. Osborne, 18,699; Mr. Rivkin, 9,540; and Mr. Robeck, 0. The foregoing amounts are inclusive of RSUs issued on January 2, 2007 in consideration of fourth quarter 2006 service.

(4)

As of December 31, 2006, outstanding options to purchase Common Stock held by each of the Company’s non-employee directors were as follows: Mr. Bland, 30,000; Mr. Deutschman, 0; Mr. O’Connor, 0; Dr. Osborne, 30,000; Mr. Rivkin, 0; and Mr. Robeck, 55,000 (excluding 25,000 options which expired on January 1, 2007).

(5)	Other compensation for Mr. Robeck consists of a $12,500 reimbursement for temporary housing costs in the first quarter of 2006.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee of the Board of Directors are Alfred E. Osborne, Jr., Howard D. Bland and Charles H. Rivkin. No member of the Board or the Compensation Committee has any interlocking relationship with any other corporation that requires disclosure under this heading.

Director Independence

The Board of Directors has determined that each of Howard D. Bland, Daniel W. O’Connor, Alfred E. Osborne, Jr., Charles H. Rivkin and Stephen P. Robeck are independent directors within the meaning of Nasdaq Stock Market Rule 4200(a)(15). James L. Holbrook, Jr. does not meet the aforementioned independence standards because of his relationship as an employee of the Company. Jeffrey S. Deutschman does not meet such independence standards because of his relationship with Crown as well as a consulting relationship which existed during 2003 and 2004 between the Company and an entity wholly-owned by Mr. Deutschman, pursuant to which fees in excess of $60,000 per annum were paid.

EXECUTIVE COMPENSATION AND RELATED MATTERS

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis (CD&A) describes the Company’s compensation philosophy for executive officers. The key objectives of the Company’s executive compensation program are:

•	Talent: attract and retain qualified and experienced executive officers and other key personnel,
•	Motivation: motivate executives and other key personnel to attain appropriate short-term and long-term performance goals and manage the Company for sustained long-term growth, and
•	Alignment: align the interests of our executives with those of our stockholders.

In order to achieve these objectives, the Company strives to offer its executives compensation and benefits that are attractive and competitive in the marketplace for talent. The Company’s executive compensation program consists of six basic elements:

•	Base Salary;
•	Annual Incentive Compensation;
•	Stock Based (Long-Term Incentive) Compensation;
•	Retirement Benefits (401(k) Plan);
•	Health and Welfare Benefits; and
•	Perquisites.

The allocation of compensation among these elements is designed to provide the appropriate mix of short-term and long-term incentives to meet the Company’s compensation program objectives.

Details of fiscal 2006 compensation for our executive officers can be found in the tables and narrative beginning on page 16.

What person or group determines the compensation levels of executive officers?

The Compensation Committee has responsibility to oversee the Company's executive compensation programs and make appropriate recommendations to the Board of Directors for action concerning matters of executive compensation. The Board of Directors, based on the recommendations of the Compensation Committee, determines compensation for all executive officers.

In arriving at its recommendations, the Compensation Committee reviews the performance of the Company, assesses the performance of the individuals and, as it deems necessary, confers with independent consultants about compensation for comparable executives. The Compensation Committee works directly with the compensation and benefits professionals in the Company’s Human Resources organization. The Compensation Committee also receives the Chief Executive Officer’s recommendations on compensation for other executive officers.

The ability of Compensation Committee members to judge performance effectively is enhanced by the exposure they get to the Company’s operations as members of the Board of Directors. The Board participates in regular updates on the Company’s business priorities, strategies and results. As a result, the Board has frequent interaction with and open access to executive officers. This gives them considerable opportunity to ask questions and assess the performance of the executives and the Company.

The Compensation Committee consists entirely of independent directors. The Company’s Board of Directors, on an annual basis, determines the membership of the Compensation Committee. The Committee chair regularly reports on committee actions and recommendations at Board meetings.

What are the objectives of our compensation program for executive officers, and what is it designed to reward?

At the direction of the Board of Directors, the Compensation Committee endeavors to ensure that the compensation programs for executive officers of the Company are competitive and consistent in order to attract and retain key executives critical to the Company's long-term success. The Compensation Committee believes that the Company's overall financial performance should be an important factor in the total compensation of executive officers.

At the executive officer level, the Compensation Committee has a policy that a significant proportion of potential total compensation should consist of variable, performance-based components, such as stock based compensation and bonuses, which can increase or decrease to reflect changes in corporate and individual performance. These incentive compensation programs are intended to reinforce management's commitment to the enhancement of profitability and stockholder value.

What are the elements of executive compensation?

The Compensation Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for the Company's Chief Executive Officer and other executive officers.

In meeting the Company's executive compensation objectives, the Compensation Committee has designed an executive compensation program consisting of base salary, annual incentive compensation, equity based compensation (which may include stock options, restricted stock and restricted stock unit awards) and other employment benefits.

Base Salary.  Base salary represents the fixed component of the executive compensation program. The Company's philosophy regarding base salaries is to maintain salaries for the aggregate group of executive officers at approximately the competitive industry average. Periodic increases in base salary relate to individual contributions evaluated against established objectives and industry competitive pay practices.

Annual Incentive Compensation.  The Company's executive officers are eligible for annual incentive compensation consisting primarily of cash bonuses based on the attainment of corporate earnings goals, as well as divisional and individual performance objectives. While performance against financial objectives is the primary measurement for executive officers' annual incentive compensation, non-financial performance also affects bonus pay.

The Compensation Committee considers such corporate performance measures as net income, earnings per common and common equivalent share, gross margin, sales growth and expense and asset management in making bonus decisions. The Compensation Committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as successful supervision of major corporate projects, demonstrated leadership ability and contributions to industry and community development.

The amount of each annual incentive award is recommended for approval by management and approved by the Compensation Committee and the Board. Because threshold corporate earnings goals were not met in 2006, no cash bonuses were paid to the Named Executive Officers based upon corporate earnings goals.

Stock Based Compensation.  The Compensation Committee strongly believes that the compensation program should provide employees with an opportunity to increase their equity ownership and potentially gain financially from Company stock price increases. By this approach, the best interests of stockholders, executives and employees will be closely aligned. Therefore, executives and other key employees are eligible to receive stock based compensation, including options, restricted stock awards and restricted stock units.

The Compensation Committee believes that the use of stock based compensation as the basis for long-term incentive compensation meets the Compensation Committee's compensation strategy and business needs of the Company by potentially realizing increased value for stockholders and retaining key employees. Since 2003, the Company primarily used restricted stock units, which are expensed on the Company’s statement of operations, as its primary method of stock based compensation.

Other Compensation Elements.  The Company provides health and welfare benefits to executives and employees similar to those provided by other companies in the Company's industry. The Company also provides a 401(k) plan for all employees, which includes Company matching payments of up to 4% of base salary. Certain executives are also eligible for monthly automobile and cellular phone allowances or benefits.

Why do we choose to pay each element and how do we decide how much to pay?

We believe the combination of near-term and long-term compensation strikes the right balance between steady pay and highly leveraged performance-based rewards that promote stockholders’ interests. Executive compensation is reviewed annually on a regular cycle that is carried out over the course of the year, typically culminating in February. From time to time, off-cycle changes are made to an individual executive’s compensation as the result of an increase in job responsibility or for purposes of retention.

The Compensation Committee seeks to maintain levels of compensation that are competitive with similar companies in the Company's industry as well as publicly held companies of similar size and complexity. To that end, the Compensation Committee reviews proxy data and other compensation data relating to companies within the Company's industry and size group. Due to the size of the Company and the relatively small number of publicly held competitors, the peer group utilized for compensation benchmarking varies from year to year and the available data changes. In addition, from time to time, the Compensation Committee also receives assessments and advice regarding the Company's compensation practices from independent compensation consultants.

Internal Revenue Code Section 162(m).  To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. Some types of compensation payments and their deductibility depend upon the timing of an executive's vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. For these and other reasons, the Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code. The Compensation Committee will consider various alternatives to preserve the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

Compensation Committee Report

The Compensation Committee of the Board of Directors has furnished the following report:

The Committee has reviewed and discussed the Compensation Discussion and Analysis (CD&A) with the Company’s management. Based on that review and discussion, the Committee has recommended to the Board of Directors that the CD&A be included in the company’s Annual Report on Form 10-K for 2006 and the company’s Proxy Statement for the 2007 Annual Meeting of Stockholders.

COMPENSATION COMMITTEE

Alfred E. Osborne, Jr., Chair

Howard D. Bland

Charles H. Rivkin

Summary Compensation Table

The following table discloses compensation received during the fiscal year ended December 31, 2006, by the Company’s Chief Executive Officer and its principal financial and accounting officers, and the other five most highly compensated executive at December 31, 2006 (collectively, the “Named Executive Officers”).

Summary Compensation Table

	Year	Salary ($)	Bonus ($)(1)	Stock Award(s) ($)(2)	All Other Compensation ($)(3)	Total ($)

James L. Holbrook, Jr. Chief Executive Officer	2006	500,000	100,000	112,499	88,859	801,358

Teresa L. Tormey Chief Administrative Officer & General Counsel	2006	350,000	52,679	79,855	37,680	520,214

Michael W. Sanders Senior Vice President & Chief Financial Officer	2006	203,750	8,571	21,459	21,283	255,063

E. Shannon Brown Senior Vice President, Worldwide Operations	2006	255,667	17,895	25,158	21,300	320,020

Roy Dar Senior Vice President & Controller	2006	188,750	8,571	23,085	15,300	235,706

Peter Boutros Chief Executive Officer—Logistix (Subsidiary) (4)	2006	243,750	16,667	8,597	19,354	288,368

Kim H. Thomsen Co-CEO---Equity Marketing (Subsidiary)	2006	376,285	5,438	41,060	26,200	448,983

Jonathan Banks Co-CEO—Equity Marketing (Subsidiary)	2006	310,125	5,438	50,410	20,278	386,251

(1)	Amounts were earned in the years indicated. Annual bonuses are generally paid in the first quarter of the next year.
(2)

Represents the amount recognized for financial statement reporting purposes for 2006 in respect of outstanding restricted stock unit awards in accordance with SFAS 123(R), excluding estimates of forfeitures in the case of awards with service-based vesting conditions. The assumptions made in valuing awards reported in this column are discussed in Note 1, “Accounting Policies—Share Based Compensation” and Note 8, “Equity Compensation Plans” to the Company’s consolidated financial statements include in its annual report for the year ended December 31, 2006.

(3)

These amounts consist of: (i) matching payments of $10,000 for Ms. Thomsen, $6,478 for Mr. Banks and $7,500 for each of the remaining Named Executive Officers under the Company’s 401(k) Plan; (ii) consideration for the repurchase of certain stock options by the Company as follows—Mr. Holbrook, $75,579; Ms. Tormey, $15,217; and Mr. Sanders, $5,983; and (iii) automobile and cell phone benefits as follows—Mr. Holbrook, $5,780; Ms. Tormey, $14,963; Mr. Sanders, $7,800; Ms. Brown, $13,800; Mr. Dar, 7,800; Mr. Boutros, $11,584, Ms. Thomsen, $16,200 and Mr. Banks, $13,800.

(4)	Mr. Boutros commenced employment in April 2006.

Grants of Plan-Based Awards

The following table sets forth information with respect to grants of plan-based awards to the Named Executive Officers during the fiscal year ended December 31, 2006.

			Estimated Future Payouts Under Equity Incentive Plan Awards (1)			All Other Stock Awards:	Grant Date Fair Value of
Name	Grant Date	Approval Date	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock or Units (#)	Stock and Option Awards ($)(2)

James L. Holbrook, Jr.		-	-	-	-	-	-

Teresa L. Tormey	11/07/06	11/07/06	-	20,000	-	-	123,800

Michael W. Sanders	08/01/06	08/01/06	-	5,000	-	-	17,550
	11/07/06	11/07/06	-	15,000	-	-	92,850

E. Shannon Brown	11/07/06	11/07/06	-	15,000	-	-	92,850

Roy Dar	08/01/06	08/01/06	-	5,000	-	-	17,550
	11/07/06	11/07/06	-	15,000	-	-	92,850

Peter Boutros	11/07/06	11/07/06	-	25,000	-	-	154,750

Kim H. Thomsen (3)	03/16/07	10/03/05	-	-	-	253	1,359

Jonathan Banks (3)	03/16/07	10/03/05	-	-	-	253	1,359

(1)

The stock awards granted to the Named Executive Officers in 2006 were, with the exception of Banks and Thomsen, RSUs granted pursuant to the Company’s 2000 Stock Option Plan or 2004 Stock Incentive Plan. Each RSU represents the right to receive a share of Common Stock on the vesting date. The RSUs vest three or four years from the date of grant. Dividend equivalents are not paid on these RSUs.

(2)

For RSUs, this amount represents the amount that will be recognized for financial statement reporting purposes over the three to four year vesting period of the grant in accordance with SFAS 123(R), excluding estimates of forfeitures in the case of awards with service-based vesting conditions. The assumptions made in valuing awards reported in this column are discussed in Note 1, “Accounting Policies—Share Based Compensation” and Note 8, “Equity Compensation Plans” to the Company’s consolidated financial statements include in its annual report for the year ended December 31, 2006.

(3)	Represents the 25% portion of the executive’s 2006 formulaic bonus paid in shares of Common Stock pursuant to employment agreements dated October 3, 2005.

There were no options exercised by Named Executive Officers during the fiscal year ended December 31, 2006. In addition, no shares of Common Stock were delivered to any Named Executive Officer in connection with the full vesting of a restricted stock unit award during the fiscal year ended December 31, 2006.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to unexercised options and stock that has not vested for each of the Name Executive Officers outstanding as of the end of the fiscal ended December 31, 2006.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)
James L. Holbrook, Jr.	125,000	-	125,000	7.18	11/14/2015
	125,000	-	125,000	10.00	11/14/2015
	125,000	-	125,000	12.50	11/14/2015
	-	-	-	-	-	14,146	(1)	103,124

Teresa L. Tormey	-	-	-	-	-	250	(2)	3,253
	-	-	-	-	-	7,500	(3)	112,200
	-	-	-	-	-	3,750	(4)	40,875
	-	-	-	-	-	20,000	(5)	123,800

Michael W. Sanders	-	-	-	-	-	250	(2)	3,253
	-	-	-	-	-	1,500	(3)	22,440
	-	-	-	-	-	5,000	(6)	17,550
	-	-	-	-	-	15,000	(5)	92,850

E. Shannon Brown	-	-	-	-	-	4,000	(2)	40,000
	-	-	-	-	-	15,000	(3)	92,850

Roy Dar	-	-	-	-	-	375	(2)	4,879
	-	-	-	-	-	1,500	(3)	22,440
	-	-	-	-	-	5,000	(6)	17,550
	-	-	-	-	-	15,000	(5)	92,850
	1,050	-	1,050	8.44	01/04/2009	-		-
	3,750	-	3,750	9.94	03/03/2010	-		-
	9,187	-	9,187	10.00	04/17/2010	-		-
	3,000	-	3,000	10.90	05/17/2011	-		-

Peter Boutros	-	-	-	-	-	25,000	(5)	154,750

Kim H. Thomsen	12,500	-	12,500	7.50	12/09/2007	-		-
	15,000	-	15,000	10.90	05/17/2011	-		-
	25,000	-	25,000	11.00	07/01/2009	-		-
	100,000	-	100,000	19.94	03/03/2010	-		-
	-	-	-	-	-	1,000	(2)	13,010
	-	-	-	-	-	3,750	(3)	56,100

Jonathan Banks	25,000	-	25,000	9.94	03/03/2010	-		-
	3,000	-	3,000	10.90	05/17/2011	-		-
	-	-	-	-	-	1,000	(2)	13,010
	-	-	-	-	-	5,000	(3)	74,800

(1) Restricted stock units granted pursuant to employment agreement vesting in equal monthly installments through November 2007.
(2) Restricted stock units with 25% vesting annually on April 1, 2004, 2005, 2006 and 2007.
(3) Restricted stock units with 25% vesting annually on April 1, 2005, 2006, 2007 and 2008.
(4) Restricted stock units with 25% vesting annually on April 1, 2006, 2007, 2008 and 2009.
(5) Restricted stock units with 33.3% vesting annually on November 7, 2007, 2008 and 2009.
(6) Restricted stock units with 25% vesting annually on August 1, 2007, 2008, 2009 and 2010.

Employment Agreements

Chief Executive Officer. James L. Holbrook, Jr. has an employment agreement with the Company with a term from November 14, 2005 through December 31, 2010. Pursuant to the employment agreement, Mr. Holbrook receives a base salary of $500,000 per annum, with minimum annual cost of living increases commencing in 2007. Mr. Holbrook received a signing/retention bonus consisting of (i) $75,000 in cash, and (ii) restricted stock units (RSUs) with a grant date value of $225,000 (based upon average closing price for 30 preceding days). The RSUs vest over 24 months at the rate of 1/24th per month and are subject to the terms of the Company’s 2000 Stock Option Plan.

After the end of each fiscal year that is included within the employment term (not including 2005), Mr. Holbrook is eligible to receive an Annual Incentive Bonus consisting of an Annual EBITDA Bonus and a Strategic Performance Bonus. The Annual EBITDA Bonus is based upon an annual Earnings Target approved by the Board of Directors. The Annual EBITDA Bonus shall be 25% of the Base Salary for the applicable year if the Company's EBITDA is equal to 100% of the Earnings Target. The Annual EBITDA Bonus shall be 50% of the Base Salary for the applicable year if the Company's EBITDA equals or exceeds 150% of the Earnings Target. If the EBITDA is between 100% and 150% of the Earnings Target, the Annual EBITDA Bonus shall be prorated between 25% and 50% of the Base Salary. If the EBITDA is between 80% and 100% of the Earnings Target, the Annual EBITDA Bonus shall be prorated between 0% and 25% of the Base Salary. Mr. Holbrook shall not receive such Annual EBITDA Bonus if the EBITDA is less than 80% of the Earnings Target. Subject to the discretion of the Board of Directors, the Company may also pay Mr. Holbrook an annual Strategic Performance Bonus, after taking into account the Company's long-term prospects and position and the accomplishment of strategic goals as devised by mutual agreement of the Board of Directors and Mr. Holbrook. Such annual Strategic Performance Bonus shall be targeted at 25% of Base Salary for achievement of strategic goals and may be increased up to 50% of the Base Salary for extraordinary performance.

Mr. Holbrook is also eligible to receive a Cumulative EBITDA Bonus based upon the EBITDA performance of the Company over the Performance Period commencing January 1, 2006 and ending December 31, 2010. The Cumulative EBITDA Bonus will be based upon the Company exceeding the Minimum EBITDA Threshold established for the fiscal years during the Performance Period. At the end of each fiscal year, the cumulative EBITDA of the Company since the commencement of the Performance Period will be measured and if the cumulative EBITDA exceeds the cumulative Minimum EBITDA Thresholds, Mr. Holbrook will be entitled to a Cumulative EBITDA Bonus payment equal to 8% of such excess EBITDA, less the amount of any Cumulative EBITDA Bonus paid in prior years. Cumulative EBITDA Bonus payments will be subject to a maximum over the Performance Period of 200% of the cumulative Base Salary less the cumulative Annual Incentive Bonus paid or payable.

In addition, Mr. Holbrook was granted 500,000 options under Company stock plans, vesting annually over 4 years with exercise prices of $7.18 (the November 14, 2005 closing price), $10.00, $12.50 and $15.00 per share (125,000 options at each exercise price). Equal portions of each exercise price level vest each year. As a result of a resolution of the Board adopted on December 15, 2005 accelerating vesting of all outstanding unvested options, Mr. Holbrook’s options were accelerated; provided, however, that he is subject to a resale restriction agreement which prohibits resale of the shares underlying the options until the earlier of their original vesting date or Mr. Holbrook’s termination of service. In December 2006, the Company repurchased 125,000 of Mr. Holbrook’s options exercisable at $15.00 per share for an aggregate consideration of $75,579.

Under his employment agreement, Mr. Holbrook is also entitled to certain severance benefits if he is terminated without cause or resigns for good reason.

Co-CEOs of Equity Marketing. On October 3, 2005, the Company and Equity Marketing, Inc. (“EMI”), a wholly-owned subsidiary of the Company, entered into employment agreements with Kim H. Thomsen and Jonathan Banks pursuant to which they serve as Co-CEOs of EMI. Ms. Thomsen previously served as President and Chief Creative Officer of the Company. Ms. Thomsen stepped down from her role at the Company level and now serves only at the EMI subsidiary level. This new employment agreement supersedes Ms. Thomsen’s previously existing employment agreement with the Company, pursuant to which she had the right to retire from full-time service and serve as a part-time consultant beginning January 1, 2006. Her new employment agreement is intended to provide for a tax favorable restructuring of her deferred compensation annuity with no significant change in expense to the Registrant.

The employment agreements provide for a continuation of Ms. Thomsen’s and Mr. Banks’ 2005 base salary levels of $364,000 and $300,000, respectively, with minimum annual cost of living increases in 2006 and 2007. In addition, the employment agreements provide for a formulaic annual bonus pool, to be equally shared by Ms. Thomsen and Mr. Banks, based upon the achievement of specified levels of EBITDA of EMI over certain thresholds. These annual bonuses are payable 25% in shares of the Company’s Common Stock and 25% in cash, with the remainder payable in either shares or cash at the election of the executive.

In lieu of annual equity based compensation, the employment agreements provide for the grant to each executive of 200,000 contingent stock appreciation rights payable, if at all, in cash (“SARs”). The SARs are payable only if EMI experiences positive EBITDA growth over a 2004 base year and only upon a change of control of the Company occurring during the employment term or, provided that the executive continues to serve on the EMI board of directors and comply with certain restrictive covenants, the five year period following the end of the employment term.

The employment agreements with Ms. Thomsen and Mr. Banks provide for post-employment severance for each executive determined by the EBITDA performance of the EMI business in 2008 using the same formula as the annual bonus opportunity during the employment term. The employment agreements also contain three-year post-employment restrictive covenants. In addition, the agreements provided for signing bonuses of $100,000 each.

Certain Relationships and Related Transactions

In connection with the purchase of preferred stock, the Company agreed to pay Crown a commitment fee in the aggregate amount of $1.25 million, payable in equal quarterly installments of $62,500 commencing on June 30, 2000 and ending on March 31, 2005. In 2005, commitment fee payments to Crown totaled $62,500.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the Exchange Act, the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Commission. Specific due dates for these reports have been established and the Company is required to report herein any failure to file by these dates during the fiscal year ended December 31, 2006. All filing requirements were satisfied by the Company’s current directors, officers and 10% holders. In making these statements, the Company has relied on the written representations of its directors, officers and its 10% holders and copies of the reports that they have filed with the Commission.

PROPOSAL 2: AMENDMENT AND RESTATEMENT OF CERTIFICATE OF DESIGNATION

General

The Company seeks stockholder approval to amend and restate the Certificate of Designation of its Series AA Senior Cumulative Convertible Preferred Stock (the “Certificate of Designation”) in order to correct the inadvertent inclusion in the current Certificate of Designation, as amended by approval of the stockholders at the 2006 Annual Meeting, of a provision which had previously been deleted by approval of the stockholders at the 2005 Annual Meeting. An amendment and restatement is being proposed in order to provide a single document incorporating all current provisions for ease of reference.

Background

At the 2006 Annual Meeting, the stockholders approved an amendment of the Certificate of Designation in connection with a transaction with Crown EMAK Partners LLC (“Crown”) whereby:

•	The conversion price of the Series AA Stock was reduced from $14.75 per share of Common Stock to $9.00 per share of Common Stock;
•	The 6% cumulative perpetual dividend on the $25 million face value of the Series AA Stock ($1.5 million per annum) was permanently eliminated effective April 1, 2006;
•	The provisions pertaining to election of Series AA Directors were revised; and
•	The terms of the Common Warrants held by Crown that previously expired on March 29 and June 20, 2010 were extended until March 29 and June 20, 2012.

The form of amendment to the Certificate of Designation submitted to and approved by stockholders at the 2006 Annual Meeting inadvertently included the following provision (the “Restriction”):

Notwithstanding the foregoing, in no event shall the Conversion Price be adjusted pursuant to this paragraph 2(iii) to less than the current market price per share of Common Stock (determined as provided in paragraph 3(xii)) on the Exchange Date.

The Restriction was included in the Certificate of Designation during the period between December 30, 2004 and the 2005 Annual Meeting as a temporary measure in order to comply with Nasdaq rule limitations on equity transactions without stockholder approval. On December 30, 2004, the Company filed a Certificate of Designation, approved by the Board of Directors but not the stockholders, in connection with an Exchange Agreement with Crown whereby Crown received 25,000 shares of Series AA Stock in exchange for an equal number of Series A Stock with substantially the same rights and preferences, except that the Series AA Stock does not participate in cash dividends paid on Common Stock. The exchange was consummated in response to the potential impact of accounting rule changes pertaining to the treatment of cash dividend participating preferred stock. In order to avoid the impact of these rule changes, the exchange transaction had to be consummated prior to the end of fiscal 2004. Thus, the transaction was closed with the Restriction in place, and the Company thereafter sought and received stockholder approval of the exchange transaction and an amendment removing the Restriction at the 2005 Annual Meeting. The Restriction was subsequently removed from the Certificate of Designation.

The Company is now seeking stockholder approval to once again remove the Restriction, which was erroneously included in the amendment to the Certificate of Designation approved at the 2006 Annual Meeting as the result of a clerical error. In addition, the Company intends to fully restate the Certificate of Designation in order to provide one cohesive document for ease of reference.

A copy of the proposed amended and restated Certificate of Designation is attached as Addendum I to this proxy statement.

The Board recommends a vote “FOR” this proposal.

PROPOSAL 3: RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touche LLP (“D&T”) to serve as independent registered public accounting firm for the fiscal year ending December 31, 2007. PricewaterhouseCoopers LLP (“PwC”) served as the Company’s independent registered public accounting from 2002 through 2005. A representative of D&T will be present at the Annual Meeting and will be given the opportunity to make a statement, if he desires to do so, and to respond to questions.

The following table presents fees for professional services rendered by both D&T and PwC for the audit of the Company’s annual financial statements for the fiscal 2006 and by PwC for the audit of the Company’s annual financial statements for fiscal 2006 and fiscal 2005, together with fees for audit-related services and tax services for fiscal 2006 and fiscal 2005:

	2006			2005
	D&T	PwC	Total	PwC
	(in thousands)
Audit Fees (1)	$481	$164	$645	$347
Audit Related Fees	-	-	-	25
Tax Fees	62	-	62	-
All Other Fees (2)	-	-	-	38

(1)

Includes the aggregate fees and expenses billed for professional services rendered by D&T and PwC for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q. Also includes $97 and $73 in 2006 and 2005, respectively, for the statutory audits of Logistix Limited pursuant to the requirements of United Kingdom laws.

(2)	Includes the aggregate fees billed for all services rendered by PricewaterhouseCoopers LLP, other than fees for the services that must be reported under other categories.

All services performed by D&T and PwC were pre-approved by the Audit Committee in accordance with its pre-approval policy. The policy describes the audit, audit-related, tax, and other services permitted to be performed by the independent registered public accounting firm, subject to the Audit Committee’s prior approval of the services and fees. On an annual basis, the Audit Committee will review and provide pre-approval for certain types of services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the Audit Committee. If a type of service to be provided has not received pre-approval during this annual process, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require separate pre-approval by the committee.

The Board recommends a vote “FOR” this proposal.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee, covering the Company's fiscal year ended December 31, 2006, shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A or 14C of the Commission, or the liabilities of Section 18 of the Exchange Act. Such report shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

The Audit Committee of the Company's Board of Directors is comprised of "independent directors" as required by applicable Nasdaq rules. In 2006, the Audit Committee held four regularly scheduled, in person meetings, as well as informal telephone conferences in connection with quarterly and annual earnings releases and periodic reports. The Audit Committee has adopted, and annually reviews, a Charter outlining the practices it follows. The Charter complies with all current regulatory requirements.

The role of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company's financial statements as well as the Company's financial reporting process, principles and internal controls. The Company's independent registered public accounting firm is responsible for performing an audit of the Company's financial statements and expressing an opinion on such financial statements and their conformity with generally accepted accounting principles.

Management has reviewed the audited financial statements in the Annual Report with the Audit Committee including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements.

In its meetings with representatives of the independent registered public accounting firm, the Committee asks them to address, and discusses their responses to several questions that the Committee believes are particularly relevant to its oversight. These questions include:

•

Are there any significant accounting judgments or estimates made by management in preparing the financial statements that would have been made differently had the auditors themselves prepared and been responsible for the financial statements?

•

Based on the auditors' experience, and their knowledge of the Company, do the Company's financial statements fairly present to investors, with clarity and completeness, the Company's financial position and performance for the reporting period in accordance with generally accepted accounting principles, and SEC disclosure requirements?

•	Based on the auditors' experience, and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

The Committee believes that, by thus focusing its discussions with the independent registered public accounting firm, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

The Committee also discussed with the independent registered public accounting firm other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (communications with audit committees), and other regulations. The Committee received and discussed with the auditors their annual written report on their independence from the Company and its management, which is made under Rule 3600T of the Public Company Accounting Oversight Board, which adopts on an interim basis Independence Standards Board Standard No. 1 (independence discussions with audit committees), and considered with the auditors whether the provision of non-audit services provided by them to the Company during 2006 was compatible with the auditors' independence.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Committee reviews the Company's earnings releases before issuance and quarterly and annual reporting on Form 10-Q and Form 10-K prior to filing with the Securities and Exchange Commission. In its oversight role the Committee relies on the work and assurances of the Company's management, which has the primary responsibility for the Company’s financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on such financial statements and their conformity generally accepted accounting principles.

The Audit Committee has also considered whether the independent registered public accounting firm's provision of non-audit services to the Company is compatible with maintaining the auditors' independence.

Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Commission.

AUDIT COMMITTEE Howard D. Bland, Chair Alfred E. Osborne, Jr. Daniel W. O’Connor

FORM 10-K

UPON WRITTEN REQUEST OF ANY PERSON ENTITLED TO VOTE AT THE MEETING, ADDRESSED TO THE COMPANY, ATTN: SECRETARY, EMAK WORLDWIDE, INC., 6330 SAN VICENTE BOULEVARD, LOS ANGELES, CALIFORNIA 90048, THE COMPANY WILL PROVIDE WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DEADLINE FOR FUTURE PROPOSALS OF STOCKHOLDERS

Proposals that a stockholder desires to have included in the Company's proxy materials for the 2008 Annual Meeting of Stockholders must comply with the applicable rules and regulations of the Commission, including that any such proposal must be received by the Secretary of the Company at the Company's principal office no later than January 31, 2008. It is suggested that such proposals be sent by Certified Mail, Return Receipt Requested. The Company's Bylaws require a stockholder to give advance notice of any business, including the nomination of candidates for the Board of Directors, which the stockholder wishes to bring before a meeting of stockholders of the Company. In general, for business to be brought before an annual meeting by a stockholder, written notice of the stockholder proposal or nomination must be received by the Secretary of the Company not less than 120 days nor more than 150 days prior to the anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be received by the Secretary not earlier than 150 days prior to such annual meeting, and not later than 120 days prior to such annual meeting or 10 days following the first public announcement of such meeting date. With respect to stockholder proposals, the stockholder's notice to the Secretary of the Company must contain a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting, as well as certain other information set forth in the Company's Bylaws and/or required by law. With respect to the nomination of a candidate for the Board of Directors by a stockholder, the stockholder's notice to the Secretary of the Company must contain certain information set forth in the Company's Bylaws about both the nominee and the stockholder making the nominations. If a stockholder desires to have a proposal included in the Company's proxy materials for the 2007 Annual Meeting of Stockholders of the Company and desires to have such proposal brought before the same annual meeting, the stockholder must comply with both sets of procedures described in this paragraph. Any required written notices should be sent to EMAK Worldwide, Inc., 6330 San Vicente Blvd., Los Angeles, California 90048, Attn: Teresa L. Tormey, Secretary.

OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

The Company knows of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying form of proxy will vote the same in accordance with their best judgment and their discretion, and authority to do so is included in the proxy.

SOLICITATION OF PROXIES

The expense of this solicitation of proxies will be borne by the Company. Solicitations will be made only by use of the mail except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons and the Company will reimburse them for their reasonable expenses incurred in this effort.

BY ORDER OF THE BOARD OF DIRECTORS

TERESA L. TORMEY

Secretary

I-1

ADDENDUM I

AMENDED AND RESTATED

CERTIFICATE OF DESIGNATION

OF

SERIES AA SENIOR CUMULATIVE

CONVERTIBLE PREFERRED STOCK

OF

EMAK WORLDWIDE, INC.

Pursuant To Section 242 Of The

General Corporation Law Of The State Of Delaware

EMAK Worldwide, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST. At a meeting of the Board of Directors of the Corporation duly called and held on February 28, 2007, resolutions were duly adopted setting forth proposed amendments to the Certificate of Designation of Series AA Senior Cumulative Convertible Preferred Stock of the Corporation, declaring such amendments to be advisable and directing that such amendments be submitted to the stockholders of the Corporation for approval at its Annual Meeting of Stockholders to be held on May 31, 2007. Such resolutions recommended that the Certificate of Designation be amended and restated in its entirety to read as follows:

RESOLVED, that pursuant to the authority vested in the Board of Directors by the Certificate of Incorporation, the Board of Directors does hereby designate, create, authorize and provide for the issue of a series of preferred stock having a par value of $.001 per share, with a liquidation preference of $1,000 per share (the “Liquidation Preference”), which shall be designated as the “Series AA Senior Cumulative Convertible Preferred Stock (the “Series AA Preferred Stock”) and which shall consist of 25,000 shares, and which shall have the following voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof as follows:

1.	Ranking.

The Series AA Preferred Stock shall, with respect to distributions upon the liquidation, winding-up and dissolution of the Corporation, rank (i) senior to all classes of Common Stock of the Corporation and to each other class of capital stock or series of preferred stock established after the Preferred Stock Issue Date by the Board of Directors the terms of which do not expressly provide that it ranks senior to or on a parity with the Series AA Preferred Stock as to distributions upon the liquidation, winding-up and dissolution of the Corporation (collectively referred to with the Common Stock of the Corporation as “Junior Securities”); (ii) on a parity with any additional shares of Series AA Preferred Stock issued by the Corporation in the future and any other class of capital stock or series of preferred stock issued by the Corporation established after the Preferred Stock Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on a parity with the Series AA Preferred Stock as to distributions upon the liquidation, winding-up and dissolution of the Corporation (collectively referred to as “Parity Securities”); and (iii) junior to each class of capital stock or series of preferred stock issued by the Corporation established after the Preferred Stock Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Series AA Preferred Stock as to distributions upon liquidation, winding-up and dissolution of the Corporation (collectively referred to as “Senior Securities”). The issuance of any Junior Securities, Parity Securities or Senior Securities shall be subject to paragraph 6 and the other provisions of this Certificate of Designation.

2.	Dividends.

(i)           The holders of shares of the Series AA Preferred Stock shall be entitled to receive, when, as and if dividends are declared by the Board of Directors out of funds of the Corporation legally available therefor, during the period commencing on the Preferred Stock Issue Date and continuing until the Dividend Expiration Date, cumulative dividends accruing at the rate per annum of 6% of the Liquidation Preference per share, payable quarterly in arrears on each March 31, June 30, September 30 and December 31 (each a “Dividend Payment Date”), to the holders of record as of the preceding March 15, June 15, September 15 and December 15 (each, a “Record Date”) whether or not such Record Date is a Business Day. If any Dividend Payment Date is not a Business Day, such payment shall be made on the next succeeding Business Day. Dividends on the Series AA Preferred Stock when and if paid, shall be paid in cash. Notwithstanding the foregoing, neither the Corporation nor the Board of Directors shall at any time be obligated to declare and pay any such dividend. Unpaid dividends (whether or not declared) shall accrue and cumulate as provided herein.

(ii)          Dividends on the Series AA Preferred Stock shall be cumulative and shall accrue whether or not the Corporation has earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared. Dividends will accumulate to the extent they are not paid on the Dividend Payment Date for the period to which they relate, compounded quarterly so that such accrued and unpaid dividends shall be added (solely for the purpose of calculating dividends payable on the Series AA Preferred Stock) to the Liquidation Preference of the Series AA Preferred Stock effective on the Dividend Payment Date on which such dividends were not paid and shall thereafter accrue additional dividends in respect thereof at the rate set forth in subparagraph 2(i) above until such accrued and unpaid dividends have been paid in full.

(iii)         If the Corporation declares or pays any cash dividend on the Common Stock, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend shall be reduced by multiplying such Conversion Price by a fraction the numerator of which shall be the then-current market price per share of Common Stock (determined as provided in paragraph 3(xii)) and the denominator of which shall be the sum of the then-current market price per share of Common Stock (determined as provided in paragraph 3(xii)) and the per share dividend which would have been declared and paid with respect to the Common Stock issuable upon conversion of the Series AA Preferred Stock had all of the outstanding Series AA Preferred Stock been converted immediately prior to the record date for such dividend, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination of the holders entitled to such dividends. For example, if the Corporation pays a cash dividend on the Common Stock in the aggregate amount of One Million Dollars ($1,000,000) at a time when (i) there are 5,800,000 shares of Common Stock outstanding, (ii) the outstanding Series AA Preferred Stock is convertible into 2,777,778 shares of Common Stock, (iii) the Conversion Price then in effect is Nine Dollars ($9.00) and (iv) the then-current market price per share of Common Stock is $10.00; then the Conversion Price would be reduced pursuant to this subparagraph 2(iii) to $8.90 per share, calculated as follows: $9.00 x ($10.00 ÷ ($10.00 + 0.116)) = $8.90.

(iv)         No dividend whatsoever shall be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding share of the Series AA Preferred Stock with respect to any dividend period unless all dividends for all preceding dividend periods have been declared and paid, or declared and a sufficient sum set apart for the payment of such dividend, upon all outstanding shares of Series AA Preferred Stock. Unless full cumulative dividends on all outstanding shares of Series AA Preferred Stock for all past dividend periods shall have been declared and paid, or declared and a sufficient sum for the payment thereof set apart, then: (a) no dividend (other than a dividend payable solely in shares of any Junior Securities or securities to purchase Junior Securities) shall be declared or paid upon, or any sum set apart for the payment of dividends upon, any shares of Junior Securities or Parity Securities; (b) no other distribution shall be declared or made upon, or any sum set apart for the payment of any distribution upon, any shares of Junior Securities or Parity Securities, other than a distribution consisting solely of

Junior Securities or securities to purchase Junior Securities; (c) no shares of Junior Securities or Parity Securities shall be purchased, redeemed or otherwise acquired or retired for value (excluding an exchange for shares of other Junior Securities or Parity Securities) by the Corporation or any of its subsidiaries; and (d) no monies shall be paid into or set apart or made available for a sinking or other like fund for the purchase, redemption or other acquisition or retirement for value of any shares of Junior Securities or Parity Securities by the Corporation or any of its subsidiaries. Holders of the Series AA Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of the full cumulative dividends and the dividends provided for in paragraph 2(iii) above as herein described.

3,	Conversion Rights.

(i)          A holder of shares of Series AA Preferred Stock may convert all or any portion of such shares at any time, unless previously redeemed, at the option of the holder thereof into shares of Common Stock of the Corporation. For the purposes of conversion, each share of Series AA Preferred Stock shall be valued at the Liquidation Preference plus an amount equal to all accrued and unpaid dividends, which shall be divided by the Conversion Price in effect on the Conversion Date (defined below) to determine the number of shares of Common Stock issuable upon conversion, except that the right to convert shares of Series AA Preferred Stock tendered for redemption shall terminate at the close of business on the Business Day preceding the Redemption Date and shall be lost if not exercised prior to that time, unless the Corporation shall default in payment of the redemption price contemplated by Section 5. Immediately following such conversion, the rights of the holders of the shares of converted Series AA Preferred Stock shall cease (other than the right to receive the shares of Common Stock issued as a result of the conversion) and the persons entitled to receive the Common Stock upon the conversion of Series AA Preferred Stock shall be treated for all purposes as having become the owners of such Common Stock. In addition, for purposes of determining whether any adjustments should be made to the Conversion Price pursuant to this paragraph 3, all shares of Series AA Preferred Stock shall be deemed to have been issued on the Preferred Stock Issue Date (whether or not issued on or after such date and whether or not issued after the date of any event giving rise to any such adjustment under this paragraph 3).

(ii)         To convert shares of Series AA Preferred Stock, a holder must (A) surrender the certificate or certificates evidencing the shares of Series AA Preferred Stock to be converted, duly endorsed in a form reasonably satisfactory to the Corporation, at the office of the Corporation or transfer agent for the Series AA Preferred Stock, (B) notify the Corporation at such office that such holder elects to convert Series AA Preferred Stock and the number of shares such holder wishes to convert, (C) state in writing the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued, and (D) pay any transfer or similar tax to the extent required under paragraph 3(iv). In the event that a holder fails to notify the Corporation of the number of shares of Series AA Preferred Stock which such holder wishes to convert, such holder shall be deemed to have elected to convert all shares represented by the certificate or certificates surrendered for conversion. The date on which the holder satisfies all those requirements is the “Conversion Date.” As soon as practical following the Conversion Date, the Corporation shall deliver to the holder a certificate for the number of full shares of Common Stock issuable upon the conversion, and a new certificate representing the unconverted portion, if any, of the shares of Series AA Preferred Stock represented by the certificate or certificates surrendered for conversion. The person in whose name the Common Stock certificate is registered shall be treated as the stockholder of record on and after the Conversion Date. The holder of record of a share of Series AA Preferred Stock at the close of business on a Record Date with respect to the payment of dividends on the Series AA Preferred Stock will be entitled to receive such dividends with respect to such share of Series AA Preferred Stock on the corresponding Dividend Payment Date, notwithstanding the conversion of such share after such Record Date and prior to such Dividend Payment Date. The dividend payment with respect to a share of Series AA Preferred Stock tendered for redemption on a date during the period from the close of business on any Record Date for the payment of dividends to the close of business on the Business Day immediately following the corresponding Dividend Payment Date will be payable on such Dividend Payment Date to the record holder of such share on such Record

Date, notwithstanding the conversion of such share after such Record Date and prior to such Dividend Payment Date, and the holder converting such share of Series AA Preferred Stock need not include a payment of such dividend amount upon surrender of such share of Series AA Preferred Stock for conversion. If a holder of Series AA Preferred Stock converts more than one share at a time, the number of full shares of Common Stock issuable upon conversion shall be based on the total Liquidation Preferences plus accrued and unpaid dividends thereon of all shares of Series AA Preferred Stock converted.

(iii)        The Corporation shall not issue any fractional shares of Common Stock upon conversion of Series AA Preferred Stock. Instead the Corporation shall pay an amount of cash equal to the product of (A) the fraction of a share otherwise issuable and (B) the Closing Price of the Common Stock on the Business Day prior to the Conversion Date.

(iv)        If a holder converts shares of Series AA Preferred Stock, the Corporation shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the holder shall pay any such tax that is due because the shares are issued in a name other than the holder's name.

(v)         The Corporation has reserved and shall continue to reserve out of its authorized but unissued Common Stock or its Common Stock held in treasury enough shares of Common Stock to permit the conversion of the Series AA Preferred Stock in full. All shares of Common Stock that may be issued upon conversion of Series AA Preferred Stock shall be fully paid and nonassessable.

(vi)        In case the Corporation shall pay or make a dividend or other distribution on any class of capital stock of the Corporation (other than the Series AA Preferred Stock) payable in shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination of the holders entitled to such dividends and distributions. For the purposes of this paragraph 3(vi), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation. The Corporation will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Corporation.

(vii)       In case the Corporation shall issue or sell (a) Common Stock, (b) rights, warrants or options entitling the holders thereof to subscribe for or purchase shares of Common Stock or (c) any security convertible into Common Stock, in each case at a price, or having an exercise or conversion price, per share less than the then-current market price per share of Common Stock (determined as provided in paragraph 3(xii) below) on (x) the date of such issuance or sale or (y) in the case of a dividend or distribution of such rights, warrants, options or convertible securities to the holders of Common Stock, the date fixed for determination of the holders of such Common Stock entitled to such dividend or distribution (the date specified in clause (x) or (y) being the “Relevant Date”) (excluding any issuance for which an appropriate and full adjustment has been made pursuant to the preceding subparagraph (vi)), the Conversion Price shall be reduced by multiplying the then-current Conversion Price by a fraction of which (A) the numerator shall be the number of shares of Common Stock outstanding at the open of business on the Relevant Date (including such shares of Common Stock, rights, warrants or options or convertible securities (described in clauses (a), (b) and (c) above) as are issued or sold on the Relevant Date) plus the number of shares of Common Stock which the aggregate consideration received or receivable (I) for the total number of shares of Common Stock, rights, warrants or options or convertible securities so issued or sold, and (II) upon the exercise or conversion of all such rights, warrants, options or securities, would purchase at the then-current market price per share of Common Stock (determined as provided in paragraph 3(xii) and (B) the denominator shall be the number of shares of Common Stock outstanding at the close of business on the Relevant Date plus (without duplication) the number of shares of Common Stock subject to all such rights, warrants, options and convertible securities, such reduction of the Conversion Price to be effective at the opening of business on the day following the Relevant Date; provided, that if any such dividend or distribution is rescinded and not paid, then the Conversion Price shall, as of the date when it is determined that such dividend or distribution will be rescinded, revert back to the Conversion Price in effect prior to the adjustment made pursuant to this paragraph. The grant and/or issuance of any shares of Common Stock or other rights, warrants, options or convertible securities pursuant to (a) any restricted stock or stock option plan or program of the Corporation involving the grant or issuance of stock or options or rights solely to officers, directors, employees and/or consultants of the Corporation or its subsidiaries at the then-current market price per share of Common Stock on the date of grant or issuance (without regard to the computation set forth in clause (xii) below), (b) any option, warrant, right, or convertible security outstanding as of the date hereof, (c) the terms of a firmly committed bona fide underwritten public offering, or (d) any merger, acquisition, consolidation, or similar transaction, shall not be deemed to constitute an issuance or sale to which this clause (vii) applies. Upon the expiration of any right, option or warrant to purchase Common Stock, the issuance of which resulted in an adjustment in the Conversion Price pursuant to this paragraph 3(vii), if any such right, option or warrant shall expire and shall not have been exercised, the Conversion Price shall be recomputed immediately upon such expiration and effective immediately upon such expiration shall be increased to the price it would have been (but reflecting any other adjustments to the Conversion Price made pursuant to the provisions of this paragraph 3 after the issuance of such rights, options or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights, options or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights, options or warrants. No further adjustment shall be made upon exercise of any right, option or warrant if any adjustment shall be made upon the issuance of such security. For the purposes of this paragraph 3(vii), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation.

(viii)      In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be reduced, and, conversely, in case the outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be increased, in each case to equal the product of the Conversion Price in effect on such date and a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such subdivision or combination, as the case may be, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such subdivision or combination, as the case may be. Such reduction or increase, as the case may be, shall become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

(ix)        In case the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock (A) evidences of its indebtedness or (B) shares of any class of capital stock, cash or other assets (including securities, but excluding (x) any Common Stock, rights, options or warrants referred to in paragraph 3(vii) above, (y) any dividends or distributions referred to in paragraph 3(vi) or 3(viii) above, and (z) cash dividends), then in each case, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of holders of Common Stock entitled to receive such distribution shall be adjusted by multiplying such Conversion Price by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph 3(xii) below) of the Common Stock on such date of determination (or, if earlier, on the date on which the Common Stock goes “ex-dividend” in respect of such distribution) less the then fair market value as determined by the Board of Directors (whose determination shall be conclusive and shall be described in a statement filed with the Transfer Agent) of the portion of the capital stock, cash or other assets or evidences of indebtedness so distributed (and for which an adjustment to the Conversion Price has not previously been made pursuant to the terms of this paragraph 3) applicable to one share of Common Stock, and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately after the opening of business on the day following such date of determination of the holders entitled to such distribution.

(x)         In case a tender or exchange offer made by the Corporation or any subsidiary of the Corporation for all or any portion of the Common Stock shall expire and such tender or exchange offer shall involve the payment by the Corporation or such subsidiary of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive and described in a resolution of the Board of Directors or such duly authorized committee thereof, as the case may be) at the last time (the “Expiration Time”) tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the current market price per share (determined as provided in paragraph 3(xii) below) of the Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the current market price per share of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the “Purchased Shares”) and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the current market price per share of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. For the purposes of this paragraph 3(x), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation.

(xi)        The reclassification or change of Common Stock into securities, including securities other than Common Stock (other than any reclassification upon a consolidation or merger to which paragraph 3(xix) below shall apply) shall be deemed to involve (A) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be “the date fixed for the determination of holders of Common Stock entitled to receive such distribution” within the meaning of paragraph 3(ix) above), and (B) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of Common Shares outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be “the day upon which such subdivision becomes effective” or “the day upon which such combination becomes effective,” as the case may be, and “the day upon which such subdivision or combination becomes effective” within the meaning of paragraph 3(viii) above).

(xii)       For the purpose of any computation under paragraph 3(vii), or 3(ix) or 3(x) above, the current market price per share of Common Stock on any day shall be deemed to be the average of the Closing Prices of the Common Stock for the 20 consecutive Trading Days ending on the day before the day in question; provided, that, in the case of paragraph 3(ix), if the period between the date of the public announcement of the dividend or distribution and the date for the determination of holders of Common Stock entitled to receive such dividend or distribution (or, if earlier, the date on which the Common Stock goes “ex-dividend” in respect of such dividend or distribution) shall be less than 20 Trading Days, the period shall be such lesser number of Trading Days but, in any event, not less than 5 Trading Days.

(xiii)      No adjustment in the Conversion Price need be made until all cumulative adjustments amount to 1% or more of the Conversion Price as last adjusted. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph 3 shall be made to the nearest 1/10,000th of a cent or to the nearest 1/10,000th of a share, as the case may be.

(xiv)      For purposes of this Certificate of Designation, “Common Stock” includes any stock of any class of the Corporation which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation and which is not subject to redemption by the Corporation. However, subject to the provisions of paragraph 3(xix) below, shares issuable on conversion of shares of Series AA Preferred Stock shall include only shares of the class designated as Common Stock of the Corporation on the Preferred Stock Issue Date or shares of any class or classes resulting from any reclassification thereof and which have no preferences in respect of dividends or amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation and which are not subject to redemption by the Corporation; provided that, if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

(xv)       No adjustment in the Conversion Price shall reduce the Conversion Price below the then par value of the Common Stock. No adjustment in the Conversion Price need be made under paragraphs 3(vi), 3(vii) and 3(ix) above if the Corporation issues or distributes to each holder of Series AA Preferred Stock the shares of Common Stock, evidences of indebtedness, assets, rights, options or warrants referred to in those paragraphs which each holder would have been entitled to receive had the Series AA Preferred Stock been converted into Common Stock prior to the happening of such event or the record date with respect thereto.

(xvi)      Whenever the Conversion Price is adjusted or an adjustment is made pursuant to clause (xix), the Corporation shall promptly mail to holders of Series AA Preferred Stock, first class, postage prepaid, a notice of the adjustment. The Corporation shall file with the transfer agent for the Series AA Preferred Stock, if any, a certificate from the Corporation's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. Unless holders of a majority of the outstanding shares of Series AA Preferred Stock shall notify (a “Dispute Notice”) the Corporation, within 30 days of the date the Corporation mails such notice of adjustment, that such holders (the “Disputing Holders”) dispute such adjustment, such adjustment shall be final and binding. The Dispute Notice shall set forth in reasonable detail the basis for such dispute and shall name a representative (the “Representative”) for the Disputing Holders. The Corporation and the Representative shall jointly engage an accounting firm of national reputation which shall be instructed to resolve such dispute as promptly as practicable. The decision of such accounting firm shall be final and binding. The Corporation and the Representative, on behalf of the Disputing Holders, shall each bear one-half of the fees and expenses (including the responsibility for any indemnity or similar obligations) of such accounting firm.

(xvii)     The Corporation from time to time may reduce the Conversion Price if it considers such reductions to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights will not be taxable to the holders of Common Stock by any amount, but in no event may the Conversion Price be less than the par value of a share of Common Stock. Whenever the Conversion Price is reduced, the Corporation shall mail to holders of Series AA Preferred Stock a notice of the reduction. The Corporation shall mail, first class, postage prepaid, the notice at least 15 days before the date the reduced Conversion Price takes effect. The notice shall state the reduced Conversion Price and the period it will be in effect. A reduction of the Conversion Price pursuant to this paragraph 3(xvii) does not change or adjust the Conversion Price otherwise in effect for purposes of paragraphs 3(vi), 3(vii), 3(viii), 3(ix) and 3(x) above.

(xviii)	If:

(a)        the Corporation takes any action which would require an adjustment in the Conversion Price pursuant to paragraph 3 (vi), 3(vii), 3(viii), 3(ix), 3(x) or 3(xi) above;

(b)        the Corporation consolidates or merges with, or transfers all or substantially all of its assets to, another entity, and stockholders of the Corporation must approve the transaction; or

(c)         there is a dissolution or liquidation of the Corporation; the Corporation shall mail to holders of the Series AA Preferred Stock, first class, postage prepaid, a notice stating the proposed record or effective date, as the case may be. The Corporation shall mail the notice at least 10 days before such date. However, failure to mail the notice or any defect in it shall not affect the validity of any transaction referred to in clause (a), (b) or (c) of this paragraph 3(xviii).

(xix)      In the case of any consolidation of the Corporation or the merger of the Corporation with or into any other entity or the sale or transfer of all or substantially all the assets of the Corporation pursuant to which the Corporation's Common Stock is converted into other securities, cash or assets, upon consummation of such transaction, each share of Series AA Preferred Stock shall automatically become convertible into the kind and amount of securities, cash or other assets receivable upon the consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which such share of Series AA Preferred Stock is convertible immediately prior to such consolidation, merger, transfer or sale (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount of consideration receivable per share by a plurality of non-electing shares). Appropriate adjustment (as determined by the Board of Directors of the Corporation) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of Series AA Preferred Stock, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustment of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of Series AA Preferred Stock. If this paragraph 3(xix) applies, paragraphs 3(vi), 3(viii) and 3(xi) do not apply.

(xx)       In any case in which this paragraph 3 shall require that an adjustment as a result of any event becomes effective from and after a record date, the Corporation may elect to defer until after the occurrence of such event the issuance to the holder of any shares of Series AA Preferred Stock converted after such record date and before the occurrence of such event of the additional shares of Common Stock issuable upon such conversion over and above the shares issuable on the basis of the Conversion Price in effect immediately prior to adjustment; provided, however, that if such event shall not have occurred and authorization of such event shall be rescinded by the Corporation, the Conversion Price shall be recomputed immediately upon such rescission to the price that would have been in effect had such event not been authorized, provided that such rescission is permitted by and effective under applicable laws.

4.	Liquidation Preference.

Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation or reduction or decrease in its capital stock resulting in a distribution of assets to the holders of any class or series of the Corporation's capital stock, each holder of shares of the Series AA Preferred Stock will be entitled to payment out of the assets of the Corporation available for distribution of an amount equal to the greater of (a) the Liquidation Preference plus an amount equal to all accrued and unpaid dividends on the Preferred Shares as of the date fixed for liquidation, dissolution, winding-up or reduction or decrease in capital stock per share of Series AA Preferred Stock held by such holder times the number of shares of Series AA Preferred Stock held by such holder or (b) the amount that would have been paid to such holder of the Series AA Preferred Stock with respect to Common Stock issuable upon conversion of such holder's Series AA Preferred Stock had each share of such holder's outstanding Series AA Preferred Stock been converted to Common Stock immediately prior to the date of the liquidation, dissolution, winding-up or reduction or decrease in capital stock (such sum, the “Total Liquidation Payment”), before any distribution is made on any Junior Securities, including, without limitation, Common Stock of the Corporation. After payment in full of the Total Liquidation Payment to which holders of Series AA Preferred Stock are entitled, such holders will not be entitled to any further participation in any distribution of assets of the Corporation. If, upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the amounts payable with respect to the Series AA Preferred Stock and all other Parity Securities are not paid in full, the holders of the Series AA Preferred Stock and the Parity Securities will share equally and ratably in any distribution of assets of the Corporation in proportion to the full liquidation preference and accumulated and unpaid dividends, if any, to which each is entitled. However, neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more Persons will be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation or reduction or decrease in capital stock, unless such sale, conveyance, exchange or transfer shall be in connection with a liquidation, dissolution or winding-up of the business of the Corporation or reduction or decrease in capital stock.

5.	Redemption Upon Change of Control.

(i)          Upon the occurrence of a Change of Control, each holder of shares of Series AA Preferred Stock shall have the right to require the Corporation to repurchase all, but not less than all, of such holder’s Series AA Preferred Stock pursuant to the offer described below (the “Change of Control Offer”) at an offer price in cash equal to 101% of the aggregate Liquidation Preference thereof plus an amount equal to all accrued and unpaid dividends thereon to the date of purchase (the “Change of Control Payment”). For purposes of this paragraph 5(i), a holder of shares of Series AA Preferred Stock and any of its Affiliates that may also hold shares of Series AA Preferred Stock shall be deemed to be one holder.

(ii)         The Corporation shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Series AA Preferred Stock as a result of a Change of Control.

(iii)        At least 15 days prior to any Change of Control, the Corporation shall send, by first-class, postage prepaid, mail, a notice to each holder of Series AA Preferred Stock at such holder’s address as it appears in the register maintained by the Corporation or, if applicable, the Transfer Agent, which notice shall govern the terms of the Change of Control Offer. The notices of the Change of Control Offer shall include all instructions and materials necessary to enable holders of Series AA Preferred Stock to tender their shares of Series AA Preferred Stock pursuant to the Change of Control Offer. In addition to any information required by law, such notice of the Change of Control Offer shall state:

(a)        that the Change of Control Offer is being made pursuant to this paragraph 5 and that all shares of Series AA Preferred Stock tendered will be accepted for payment;

(b)        the purchase price and the purchase date, which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”);

(c)         that any share of Series AA Preferred Stock not tendered will continue to accrue dividends;

(d)        that, unless the Corporation fails to pay the Change of Control Payment, all shares of Series AA Preferred Stock accepted for payment pursuant to the Change of Control Offer shall cease to accrue dividends after the Change of Control Payment Date;

(e)        that holders of Series AA Preferred Stock electing to have any shares of Series AA Preferred Stock purchased pursuant to a Change of Control Offer will be required to surrender the shares of Series AA Preferred Stock, with a completed copy of the form entitled “Option of Holder to Elect Purchase” which shall be included with the notice of the Change of Control, to the paying agent (which may be the Corporation) at the address specified in the notice of the Change of Control prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

(f)         that holders of Series AA Preferred Stock will be entitled to withdraw their election if the paying agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the holder of the Series AA Preferred Stock, the number of shares of Series AA Preferred Stock delivered for purchase, and a statement that such holder of Series AA Preferred Stock is withdrawing his election to have such shares purchased; and

(g)        the circumstances and relevant facts regarding such Change of Control (including, but not limited to, information with respect to pro forma historical financial information after giving effect to such Change of Control and information regarding the Person or Persons acquiring control).

(iv)        On the Change of Control Payment Date, the Corporation shall (i) accept for payment all shares of Series AA Preferred Stock properly tendered pursuant to the Change of Control Offer, (ii) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all shares of Series AA Preferred Stock so tendered and (iii) deliver or cause to be delivered to the paying agent the shares of Series AA Preferred Stock so accepted together with an Officers’ Certificate of the Corporation stating the aggregate Liquidation Preference plus accrued and unpaid dividends on the shares of Series AA Preferred Stock being purchased by the Corporation. The failure of the holder to accept such offer prior to the close of business on the third Business Day preceding the Change of Control Payment Date in accordance with the provisions of this paragraph 5 shall be deemed a rejection of such offer, and the provisions of this Certificate of Designation (including paragraph 3(xix)) shall continue to apply to any shares of Series AA Preferred Stock not tendered for redemption. The paying agent shall promptly send by registered mail to each holder of Series AA Preferred Stock so tendered the Change of Control Payment for such Series AA Preferred Stock, and the Transfer Agent shall promptly authenticate and send by registered mail (or cause to be transferred by book entry) to each holder a new certificate representing the shares of Series AA Preferred Stock equal in Liquidation Preference amount to any unpurchased portion of the shares of Series AA Preferred Stock surrendered, if any.

6.	Voting Rights.

(i)           So long as there remain outstanding at least 25% of the shares of Series AA Preferred Stock issued on or after the Preferred Stock Issue Date pursuant to this Certificate of Designation, the holders of the Series AA Preferred Stock shall have the exclusive right, voting separately as a class and to the exclusion of the holders of all other classes of capital stock of the Corporation, to elect two directors to the Board of Directors; provided, however, if at any time the Board of Directors includes more than seven Common Directors, then, so long as there remain outstanding at least 25% of the shares of Series AA Preferred Stock issued on or after the Preferred Stock Issue Date pursuant to this Certificate of Designation, the holders of the Series AA Preferred Stock shall have the exclusive right, voting separately as a class and to the exclusion of the holders of all other classes of capital stock of the Corporation, to elect a total of three directors to the Board of Directors; provided, further, in the event that a transaction potentially involving a Change of Control (including, without limitation, tender offers, formal or informal inquiries regarding extraordinary corporate transactions, or requests to modify or amend the stockholder rights plan) is to be considered for action by the Board of Directors at a time when the Board of Directors includes more than eight members, then, so long as there remain outstanding at least 25% of the shares of Series AA Preferred Stock issued on or after the

Preferred Stock Issue Date pursuant to this Certificate of Designation, the holders of the Series AA Preferred Stock shall have the exclusive right, voting separately as a class and to the exclusion of the holders of all other classes of capital stock of the Corporation, to elect a total of three directors to the Board of Directors until such Change of Control has been finally acted upon by the Board of Directors. With respect to the immediately preceding clause, if there are fewer than three directors elected by the Series AA Preferred Stock then serving on the Board of Directors, then at least five Business Days prior to any action by the Board of Directors with respect to a potential Change of Control, the Corporation shall send, by facsimile and overnight courier, a notice to each holder of Series AA Preferred Stock at such holder’s address as it appears in the register maintained by the Corporation or, if applicable, the Transfer Agent, which notice shall set forth the date of the Board of Directors meeting at which such potential Change of Control will be considered. If a third director is elected by the holders of the Series AA Preferred Stock in connection with the consideration of a Change of Control, the holders of the Series AA shall be deemed to have removed such third director immediately following final resolution of such potential Change of Control matter. For as long the holders of Series AA Preferred Stock voting separately as a class are entitled to elect two (or if applicable, three) directors to the Board of Directors (the “Separate Voting Period”), the holders of Series AA Preferred Stock shall not be entitled to vote in the election of any other directors of the Corporation (and following the expiration of the Separate Voting Period, the holders of Series AA Preferred Stock shall be entitled to vote with the holders of the Common Stock for the election of directors pursuant to paragraph 6(ii) below). Directors to be designated and elected to the Board of Directors by the holders of the Series AA Preferred Stock may be designated and elected at any annual meeting of stockholders or any special meeting of the holders of the Series AA Preferred Stock called for the purpose of electing directors. Each such director shall serve until the earlier of (i) the next annual meeting of stockholders to elect directors or (ii) his or her earlier resignation or removal. Each such director may be removed during his or her term of office by and only by the affirmative vote of the holders of a majority of the outstanding shares of Series AA Preferred Stock, given at a special meeting of such holders duly called for such purpose. Any vacancy existing or created in the office of such directors whether due to removal or resignation of an existing director, the creation of a new board seat, or the holders of the Series AA Preferred Stock not having filled one or more board seats to which said holders are entitled, may be filled by the holders of a majority of the Series AA Preferred Stock at a special meeting called for such purpose. Any special meetings of the holders of Series AA Preferred Stock shall be called by the Secretary of the Corporation upon the written request of 10% or more of the number of shares of Series AA Preferred Stock then outstanding; provided, however, that if the Secretary of the Corporation shall fail to call any such meeting within two Business Days after any such request, such meeting may be called by any holder of Series AA Preferred Stock designated for that purpose by the holders of record of 10% or more of the number of shares of Series AA Preferred Stock then outstanding. Any action that could otherwise be taken at a special meeting of the holders of Series AA Preferred Stock, including the election of directors, may be taken by written consent of holders of a majority of the outstanding Series AA Preferred Stock. Notwithstanding the election of directors as provided in this paragraph 6(i), each such director shall have equal rights and duties with all other directors of the Corporation.

(ii)          The holders of Series AA Preferred Stock shall vote together with the holders of the shares of Common Stock as a single class, except as provided in paragraph 6(i) above and 6(iii), below, with each share of Common Stock entitled to one vote and each share of Series AA Preferred Stock entitled to one vote for each share of Common Stock issuable upon conversion of such Series AA Preferred Stock as of the relevant record date.

(iii)         The Corporation shall not, without the affirmative vote or consent of the holders of at least 50% of the shares of Series AA Preferred Stock then outstanding (with shares held by the Corporation as treasury stock not being considered to be outstanding for this purpose), voting or consenting as the case may be, separately as one class:

(a)        issue any Senior Securities or Parity Securities (other than as contemplated by the Securities Purchase Agreement and the Warrants);

(b)        amend this Certificate of Designation, the Corporation’s Certificate of Incorporation or Bylaws (whether by merger, consolidation or otherwise) in any manner that adversely affects the rights, preferences or powers of holders of Series AA Preferred Stock;

(c)         authorize the issuance of any additional shares of Series AA Preferred Stock (other than as contemplated by the Securities Purchase Agreement and this Certificate of Designation);

(d)        issue any preferred stock which is not a Senior Security or Parity Security and which has voting rights (“Other Preferred Stock”) unless such Other Preferred Stock votes on all matters as a single class with the Common Stock and the Series AA Preferred Stock, except that holders of Other Preferred Stock may have the right to vote separately as a single class (i) with respect to matters required by law to be voted on by such holders voting as a separate class, (ii) to approve the issuance of preferred stock ranking (x) senior to such Other Preferred Stock and (y) junior to the Series AA Preferred Stock, in each case, with respect to dividend distributions and distributions upon liquidation, winding-up and dissolution of the Corporation and (iii) for the election of not more than one director in the aggregate so long as either (x) holders of the Series AA Preferred Stock have the right, voting separately as a class, to elect two directors pursuant to this Certificate of Designation or (y) Investor or its Affiliates has the right to nominate two directors pursuant to Section 4.4 of the Securities Purchase Agreement; provided that holders of Other Preferred Stock may be granted the right to vote separately as a class for the election of not more than two directors in the aggregate during any period that either (x) holders of the Series AA Preferred Stock have the right, voting separately as a class, to elect three directors pursuant to this Certificate of Designation or (y) Investor or its Affiliates has the right to nominate three directors pursuant to Section 4.4 of the Securities Purchase Agreement; or

(e)	declare or pay any cash dividend on the Common Stock.

7.	Exclusion of Other Rights.

Except as may otherwise be required by law, the shares of Series AA Preferred Stock shall not have any voting powers, preferences and relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time in accordance with the Certificate of Designation) and in the Certificate of Incorporation. The shares of Series AA Preferred Stock shall have no preemptive or subscription rights.

8.	Headings of Subdivisions.

The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

9.	Severability of Provisions.

If any voting powers, preferences and relative, participating, optional and other special rights of the Series AA Preferred Stock and qualifications, limitations and restrictions thereof set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of Series AA Preferred Stock and qualifications, limitations and restrictions thereof set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional or other special rights of Series AA Preferred Stock and qualifications, limitations and restrictions thereof herein set forth.

10.	Re-Issuance of Series AA Preferred Stock.

Shares of Series AA Preferred Stock that have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged or converted, shall (upon compliance with any applicable provisions of the laws of Delaware) have the status of authorized but unissued shares of preferred stock of the Corporation undesignated as to series and may be designated or re-designated and issued or reissued, as the case may be, as part of any series of preferred stock of the Corporation, provided that any issuance of such shares as Series AA Preferred Stock must be in compliance with the terms hereof.

11.	Mutilated or Missing Series AA Preferred Stock Certificates.

If any of the Series AA Preferred Stock certificates shall be mutilated, lost, stolen or destroyed, the Corporation shall issue, in exchange and in substitution for and upon cancellation of the mutilated Series AA Preferred Stock certificate, or in lieu of and substitution for the Series AA Preferred Stock certificate lost, stolen or destroyed, a new Series AA Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Series AA Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Series AA Preferred Stock certificate and indemnity, if requested, satisfactory to the Corporation and the transfer agent (if other than the Corporation).

12.	Certain Definitions.

As used in this Certificate of Designation, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Business Day” means any day except a Saturday, a Sunday, or any day on which banking institutions in New York, New York are required or authorized by law or other governmental action to be closed.

“Change of Control” shall mean (A) the acquisition by any person (other than Investor and its Affiliates) or group (within the meaning of Section 12(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934), of beneficial ownership, direct or indirect, of securities of the Corporation representing 50% or more of the combined voting power of the Corporation's then outstanding equity securities, (B) the acquisition by any person or group (other than Donald Kurz, Stephen Robeck or the Investor or their respective Affiliates) of beneficial ownership, direct or indirect, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding equity securities, and either (x) a representative or nominee of such person or group shall be elected or appointed to the Board of Directors of the Corporation without the support of at least one (1) of the members of the Board of Directors of the Corporation to be elected by the holders of the Series AA Preferred Stock pursuant to paragraph 6 of this Certificate of Designation (the condition contained in this subparagraph (x) will no longer be applicable once the holders of such Series AA Preferred Stock no longer have the right to elect directors pursuant to paragraph 6 of this Certificate of Designation) or (y) a person designated by the Investor (as defined in the Securities Purchase Agreement) pursuant to Section 4.4 of such Securities Purchase Agreement shall not be elected to the Board of Directors of the Corporation as provided in such Section or (C) the consolidation of the Corporation with, or the merger of the Corporation with or into, another Person or the sale, assignment or transfer of all or substantially all of the Corporation's assets to any Person, or the consolidation of any Person with, or the merger of any Person with or into, the Corporation, in any such event in a transaction in which the outstanding voting capital stock of the Corporation is converted into or exchanged for cash, securities or other property, provided that following such transaction the holders of voting stock of the Corporation immediately prior to such transaction do not own more than 50% of the voting stock of the company surviving such transaction or to which such assets are transferred.

“Closing Price” means, for each Trading Day, the last reported sale price on the Nasdaq National Market or, if the Common Stock is not quoted on the Nasdaq National Market, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the corporation for that purpose.

“Common Directors” means the member of the Corporation’s Board of Directors elected by the holders of Common Stock.

“Common Stock” means the Common Stock, par value $.001 per share, of the Corporation.

“Conversion Price” shall initially mean $9.00 per share of Series AA Preferred Stock and thereafter shall be subject to adjustment from time to time pursuant to the terms of paragraph 3 hereof.

“Dividend Expiration Date” means March 31, 2006.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

“Exchange Date” means the closing date of the exchange of the Corporation’s Series A Senior Cumulative Participating Convertible Preferred Stock for shares of Series AA Preferred Stock pursuant to the Exchange Agreement dated as of December 30, 2004 between the Corporation and Crown EMAK Partners, LLC. A copy of the Exchange Agreement is on file at the principal executive offices of the Corporation and shall be provided to any stockholder of the Corporation upon written request and without charge.

“Person” means any individual or corporation, partnership (limited, general or otherwise), joint venture, limited liability company, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Preferred Stock Issue Date” means March 29, 2000.

“Securities Purchase Agreement” means the Securities Purchase Agreement dated as of March 29, 2000 between the Corporation and Crown Acquisition Partners, LLC. A copy of the Securities Purchase Agreement is on file at the principal executive offices of the Corporation and shall be provided to any stockholder of the Corporation upon written request and without charge.

“Trading Day” means any day on which the Nasdaq National Market or other applicable stock exchange or market is open for business.

“Transfer Agent” shall be the Corporation unless and until a successor is selected by the Corporation.

SECOND. At the Annual Meeting of Stockholders of the Corporation duly called and held on May 31, 2007, the affirmative vote of a majority of the votes permitted to be cast by the holders of the outstanding shares of the Corporation’s common stock, par value $.001 per share, and the Corporation’s Series AA Senior Cumulative Convertible Preferred Stock, par value $.001 per share, was obtained in favor of such amendment and restatement.

THIRD. Said amendment and restatement was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed by Teresa L. Tormey, its Secretary on this ____ day of June, 2007.

EMAK WORLDWIDE, INC.

By:___________________________

Name:	Teresa L. Tormey

Title:      Secretary

ANNUAL MEETING OF STOCKHOLDERS OF

EMAK WORLDWIDE, INC.

May 31, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Stephen P. Robeck and Teresa L. Tormey, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the proxy card, all shares of Common Stock of EMAK Worldwide, Inc. held of record by the undersigned at the close of business on April 9, 2007, at the Annual Meeting of Stockholders to be held at 10:00 a.m. on May 31, 2007, at the offices of the Company, located at 6330 San Vicente Boulevard, Los Angeles, California, 90048, and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.

1.	ELECTION OF DIRECTORS:

(To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below)

Nominees Are: Howard D. Bland, James L. Holbrook, Jr., Daniel W. O’Connor, Alfred E. Osborne, Jr., Charles H. Rivkin and Stephen P. Robeck.

2.           PROPOSAL TO AMEND AND RESTATE THE CERTIFICATE OF DESIGNATION OF SERIES AA PREFERRED STOCK;

3.           PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS.

4.           In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.